UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Performance Food Group Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF

ANNUAL

MEETING OF

STOCKHOLDERS

2025

PROXY

STATEMENT

PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION DATED SEPTEMBER [•], 2025

2

Performance Food Group has strategically expanded its scale, reach and capabilities to meet evolving customer and consumer needs. PFG One reflects our enterprise approach of leveraging collaboration across our three business segments—Foodservice, Convenience, and Specialty—to deliver integrated solutions that strengthen customer partnerships, create vendor growth opportunities and empower associates. This model combines the agility of a decentralized structure with the benefits of scale, positioning PFG as the partner of choice in a dynamic market. By aligning resources and expertise, PFG One drives innovation, responsiveness and long-term value creation, reinforcing our leadership in the growing food-away-from-home industry.

\2023 PROXY STATEMENT NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

George Holm, Chairman & CEO

“By collaborating across our three operating segments, Foodservice, Convenience and Specialty, we expect to produce top and bottom-line performance that builds upon our track record of value creation for all stakeholders and extends our competitive advantage that sets PFG apart from our peers.”

Message from Our Chairman & CEO

Message from Our
Chairman & CEO

TO OUR STOCKHOLDERS,

It has been an exciting year for our Company, and I am proud of the significant milestones we achieved. It is the dedication and hard work of our approximately 43,000 associates that has enabled our company’s continued success. This year, we celebrated our 10-year anniversary as a public company by ringing the Closing Bell and hosting an Investor Day at the New York Stock Exchange. When we became a public company in 2015, our market cap was $2 billion with approximately $15 billion in annual net sales. At the close of fiscal 2025, we achieved a market cap of approximately $14 billion with $63.3 billion of net sales. Earlier in the year, we also moved higher on the Fortune 500 list, landing in the No. 80 position.

It is against this backdrop that we continued to execute our strategy, finishing fiscal 2025 with significant operational and growth momentum across our three operating segments. I am excited for what the future holds at PFG and our plans to achieve success.

Delivering on Long Runway for Strategic Growth

At our Investor Day in May, we highlighted the strategy that will drive continued growth for our company. PFG is a one-of-a-kind organization with a deep reach across the U.S. food-away-from-home market. Over the years we have built a distribution network to service this growing market and are now reaching the size and scale needed to take full advantage of our market position. By collaborating across our three operating segments, Foodservice, Convenience and Specialty, we expect to produce top and bottom-line performance that builds upon our track record of value creation for all stakeholders and extends our competitive advantage that sets PFG apart from our peers. Central to everything we do is our customer-first approach and entrepreneurial culture, both of which will remain key to our success going forward.

Strengthening PFG’s Footprint and Market Position

M&A has been an important part of our strategy and, early in the fiscal year, we welcomed the associates from two outstanding companies – José Santiago and Cheney Brothers. These two acquisitions expanded PFG’s territories into Puerto Rico and within the Southeastern United States, respectively, and will drive sales and profit growth in the long term.

Our acquisition of José Santiago, Inc., the largest foodservice distributor in Puerto Rico, in July 2024, marked our first operating company in the Caribbean. Over the past year, we have seen great progress from this organization, and we anticipate more growth opportunities in the years to come as this acquisition not only strengthens our presence in Puerto Rico but also opens new avenues for expansion in the Caribbean region.

1

8.5%

TOTAL CASE VOLUME GROWTH

$7.4B

GROSS PROFIT IMPROVED 12.8%

$1.8B(1)

ADJUSTED EBITDA INCREASED 17.3%

$63.3B

NET SALES INCREASED 8.6%

$340.2M

NET INCOME

$2.18

DILUTED EARNINGS PER SHARE ("EPS")

Message from Our Chairman & CEO

OUR FISCAL 2025 FINANCIAL RESULTS

In October 2024, PFG acquired Cheney Brothers, a leading independent foodservice distributor. This acquisition has significantly increased our scale and geographic reach, allowing us to better serve our customers and strengthen our market position.

I am very pleased with the progress we have made this year to integrate both José Santiago and Cheney Brothers. The synergies and additional market penetration from these acquisitions are already beginning to materialize, and we are confident that they will continue to contribute positively to our overall growth strategy.

In addition, we continue to invest in our people and technology, to keep pace with our growth. Throughout fiscal 2025, we made strategic investments in our warehouse capacity and added to our fleet, all while improving safety standards and advancing sustainability. Our continued focus on innovation, operational excellence, and customer satisfaction will drive our success in the years to come, and ensure we extend our legacy of positive impact for our associates, customers, suppliers, and the communities we serve.

Building on the Strong Momentum Underway

PFG ended fiscal 2025 in a strong financial position and is poised to capture the upside potential of our new three-year financial plan. Going forward, we will continue to execute our balanced capital allocation strategy, focused on capital expenditures, leverage reduction, share repurchases and M&A.

In summary, I am very proud of our Company’s achievements during fiscal 2025 and the incredible team in place, and look forward to many more years of success at PFG.

Best regards,

George L. Holm
Chairman & CEO

(1)
This Proxy Statement includes several metrics, including Adjusted EBITDA and Adjusted Diluted EPS, that are not calculated in accordance with generally accepted accounting principles in the U.S. (“GAAP”). Please see Appendix A at the end of this Proxy Statement for the definitions of non-GAAP financial measures and reconciliations of such non-GAAP financial measures to their respective most directly comparable financial measures calculated in accordance with GAAP.

2	2025 Proxy Statement

NotiCE of 2025 virtual annual meeting of stockholders

Notice of 2025 Virtual
Annual Meeting of Stockholders

Logistics

WHEN November 19, 2025 8:00 A.M. Eastern Time	WHERE Meeting live via the internet – please visit www.virtualshareholdermeeting. com/PFGC2025

WHO CAN VOTE

You may vote at the Annual Meeting of Stockholders to be held on November 19, 2025 (the “Annual Meeting”) if you were a stockholder of record at the close of business on September 30, 2025.

Items of Business

Proposal		BOARD RECOMMENDATION
1	To elect 13 director nominees to the Board of Directors of the Company.	FOR each director nominee
2	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2026.	FOR
3	To approve, in a non-binding advisory vote, the compensation paid to our named executive officers.	FOR

Stockholders will also consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. Proxy votes must be received no later than 11:59 P.M., Eastern Time, on November 18, 2025.

The Annual Meeting will be held virtually and conducted exclusively via live audio webcast. If you plan to participate virtually in the Annual Meeting, please see the instructions in the “Questions and Answers about Voting and the Annual Meeting” section of this Proxy Statement. Stockholders will be able to listen, vote electronically and submit questions online during the Annual Meeting. There will be no physical location for stockholders to attend. Stockholders may only participate online at www.virtualshareholdermeeting.com/PFGC2025.

This Proxy Statement, together with a form of proxy card and the Annual Report on Form 10-K for the fiscal year ended June 28, 2025 (the “Annual Report”), are first being sent to stockholders on or about October 10, 2025.

Your vote is important to us. Thank you for voting.

Ways To Vote Your Proxy

BY INTERNET

Go to the website www.proxyvote.com and follow the instructions, 24 hours a day, seven days a week.

You will need the 16-digit number included on your proxy card to obtain your records and to vote by internet.

BY TELEPHONE

From a touch-tone telephone, dial 1-800-690-6903 and follow the recorded instructions, 24 hours a day, seven days a week.

You will need the 16-digit number included on your proxy card in order to vote by telephone.

BY MAIL

Mark your selections on the proxy card.

Date and sign your name exactly as it appears on your proxy card.

Mail the proxy card in the enclosed postage-paid envelope provided to you in time to be received before the deadline.

By Order of the Board of Directors,

A. BRENT KING Executive Vice President, General Counsel and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, NOVEMBER 19, 2025:
This Proxy Statement and our Annual Report are available free of charge on the Annual Report and Proxy tab in the Financial Information section in the Investors section of our website (https://investors.pfgc.com/financials/annual-reports/default.aspx; https://investors.pfgc.com/ financials/proxy/default.aspx).

3

LEADING FOOD AND FOODSERVICE DISTRIBUTOR

•
FOODSERVICE is one of the largest broadline distributors by net sales in the U.S., and markets and distributes food and food-related products to independent restaurants, chain restaurants, and other institutional “food-away-from-home” locations.
•
CONVENIENCE is one of the largest foodservice and wholesale consumer products distributors in the convenience retail industry in North America.
•
SPECIALTY is a leading national distributor of candy, snacks and beverages to vending and office coffee service distributors, retailers, theaters, hospitality providers and other channels.

APPROXIMATELY

43,000

associates nationwide

155

distribution centers

OVER

419M

miles logged with one of the

nation’s largest truck fleets

APPROXIMATELY

250,000

national and proprietary branded food and food-related products PFG delivers

MORE THAN

300,000

customers supported by PFG

Proxy Summary

Proxy Summary

Performance Food Group Company is an industry leader and one of the largest food and foodservice distribution companies in North America with more than 150 locations. PFG’s success as a Fortune 100 company is achieved through our approximately 43,000 dedicated associates committed to building strong relationships with the valued customers, suppliers and communities we serve.

This summary highlights information about Performance Food Group Company (the “Company” or “PFG”). This summary does not contain all of the information you should consider in voting your shares; therefore, you should read the entire Proxy Statement carefully before voting. Except where the context requires otherwise, references to “the Company,” "PFG," “we,” “us” and “our” refer to Performance Food Group Company and our subsidiaries. Capitalized terms used but not defined herein have the meanings set forth in our Annual Report.

PFG at a Glance

4	2025 Proxy Statement

89

FOODSERVICE

39

CONVENIENCE

27

SPECIALTY

155

DISTRIBUTION
CENTERS

$1.8B

2025 ADJUSTED

EBITDA(2)

Proxy Summary

Our Geographic Footprint

Fiscal 2025 Performance Highlights(1)

(1)
Percentages presented for segments exclude corporate overhead and other non-reportable segments.
(2)
Please see Appendix A at the end of this Proxy Statement for the definitions of non-GAAP financial measures and reconciliations of such non-GAAP financial measures to their respective most directly comparable financial measures calculated in accordance with GAAP.

5

Drive Sales Growth

Outperform with Our
People & Culture
Strategy

Deliver Operational
Efficiency by
Leveraging
Technology

Resulting in Strong
Adjusted EBITDA
Growth

Consistent Organic

Sales Growth

Adjusted

EBITDA Margin

Expansion

Capital Allocation

to Drive Stockholder

Value

PFG Strategies and Priorities

Proxy Summary

Our Strategic Roadmap to Success

6	2025 Proxy Statement

Proxy Summary

Voting Roadmap

PROPOSAL 01: Election of Directors
Your Board of Directors recommends that you vote “FOR” the election of PFG’s 13 director nominees. See page 13 for further information.

Director	Independent	Committees	Experience
Barbara J. Beck		HC (C), NCG	Executive Advisor to American Securities LLC
DANIELLE M. BROWN		A, T	Senior Vice President and Chief Information Officer of Whirlpool Corporation
William F. Dawson, Jr.		A, T	Chairman and Chief Executive Officer of Northway Partners LLC
Scott D. Ferguson(1)		A	Founder, Managing Partner and Portfolio Manager of Sachem Head Capital Management LP
Manuel A. Fernandez		HC, NCG, T	Lead Independent Director. Managing Director of SI Ventures and former Chief Executive Officer of Gartner, Inc.
Laura Flanagan		A, T	Former Chief Executive Officer of Ripple Foods and Foster Farms
Matthew C. Flanigan		A (C), T	Former Executive Vice President and Chief Financial Officer of Leggett & Platt, Incorporated
Kimberly S. Grant		HC, NCG (C)	Chief Executive Officer of Nando’s Restaurant Group, USA
George L. Holm			Chairman and Chief Executive Officer of Performance Food Group Company
Jeffrey M. Overly		HC, NCG	Former Operating Partner of The Blackstone Group
David V. Singer		A, T	Former Chief Executive Officer of Snyder’s-Lance, Inc.
Randall N. Spratt		A, T (C)	Former Executive Vice President, Chief Information Officer and Chief Technology Officer of McKesson Corporation
Warren M. Thompson		HC, NCG	Chairman of the Board and President of Thompson Hospitality

(1) Appointed pursuant to the Cooperation Agreement (as defined below) with Sachem Head Capital Management LP and certain of its affiliates.

A = Audit and Finance, HC = Human Capital and Compensation, NCG = Nominating and Corporate Governance, T = Technology and Cybersecurity, (C) = Chair

7

Proxy Summary

Board Snapshot

(1)
Measurement period for calculating director tenure begins with the Company’s initial public offering in 2015.

Corporate Governance Highlights

Stockholder Rights

•
Majority voting standard for uncontested director elections
•
Proxy access right
•
Right to call a special meeting
•
Single class of voting stock with equal voting rights

Robust Board Oversight and Accountability

•
Significant stock ownership requirements for directors and executive officers
•
Annual election of all directors
•
Annual Board and committee self-evaluations
•
Nominating and Corporate Governance Committee oversight of sustainability
•
Technology and Cybersecurity Committee oversight of our cybersecurity program
•
Annual “say-on-pay” advisory vote

Board Independence

•
The Board has determined that all of our director nominees, other than our CEO, are independent
•
Fully independent Board Committees
•
Executive sessions of independent directors without members of management present at all regularly scheduled Board and committee meetings
•
Independent Lead Director with robust duties and oversight responsibilities

Stockholder Engagement

•
Year-round active stockholder engagement program regarding our long-term strategic initiatives to understand stockholder viewpoints and deliver feedback to the Board and senior leadership
•
Hosted 2025 Investor Day at the New York Stock Exchange ("NYSE")

Policies and Guidelines

•
Limits on the number of public company directorships held by our directors
•
Policies prohibiting hedging and pledging our shares
•
Clawback policy for incentive compensation

8	2025 Proxy Statement

Proxy Summary

PROPOSAL 01: Election of Directors
Your Board of Directors recommends that you vote “FOR” the election of PFG’s 13 director nominees. See page 13 for further information.

PROPOSAL 02 Ratification of Independent Registered Public Accounting Firm

Your Board of Directors recommends that you vote “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2026.

See page 41 for further information.

PROPOSAL 03 Advisory Vote on Named Executive Officer Compensation
Your Board of Directors recommends that you vote “FOR” the approval of the compensation paid to our named executive officers. See page 46 for further information.

9

Proxy Summary

Framework of 2025 Named Executive Officer Compensation

16%
Base Salary
64%
Long-Term Equity
Incentive Opportunity
NEO
20%
Cash Incentive
Opportunity
84% Compensation “At-Risk”

Base Salary: Compensation to recognize ongoing performance of job responsibilities.

Cash Incentive Opportunity: Compensation “at-risk” and designed to encourage the achievement of annual business goals.

Long-Term Equity Incentive Opportunity: Compensation “at-risk” and designed to encourage the creation of stockholder value and the achievement of long-term business goals. Executives receive a mix of restricted shares (40%) and performance shares (60%).

Fiscal Year 2025 Compensation Highlights

Our current executive compensation program is intended to achieve two fundamental objectives: (i) attract, motivate, and retain high-caliber talent; and (ii) align executive compensation with achievement of our overall business goals and stockholder interests. The material elements of our executive compensation program for NEOs include base salary, a cash incentive opportunity, a long-term equity incentive opportunity, and broad-based employee benefits.

10	2025 Proxy Statement

11

Certain statements in this Proxy Statement are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current plans, estimates, expectations and projections, and are not guarantees of future performance. They are based on management’s beliefs, projections or expectations that involve a number of risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. For factors that could cause actual results to differ from expected results, see the risks and uncertainties described in our publicly filed reports, including our Annual Report on Form 10-K for the fiscal year ended June 28, 2025 filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2025, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These forward-looking statements speak only as of the date of this Proxy Statement. We undertake no obligation to publicly update or revise any forward-looking statement in this Proxy Statement.

12	2025 Proxy Statement

CORPORATE GOVERNANCE

Corporate Governance

At Performance Food Group

PROPOSAL 01: Election of Directors
Your Board of Directors recommends that you vote “FOR” the election of PFG’s 13 director nominees.

Upon the recommendation of the Nominating and Corporate Governance Committee and in accordance with the Cooperation Agreement described below, the full Board of Directors has considered and nominated the following slate of director nominees to hold office for one year until our 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) and until their successors have been elected and qualified, subject to their earlier death, resignation, or removal: Barbara J. Beck, Danielle M. Brown, William F. Dawson, Jr., Scott D. Ferguson, Manuel A. Fernandez, Laura Flanagan, Matthew C. Flanigan, Kimberly S. Grant, George L. Holm, Jeffrey M. Overly, David V. Singer, Randall N. Spratt and Warren M. Thompson.

Unless otherwise instructed, the individuals named in the form of proxy card (the “proxyholders”) included with this Proxy Statement intend to vote the proxies held by them “FOR” the election of Barbara J. Beck, Danielle M. Brown, William F. Dawson, Jr., Scott D. Ferguson, Manuel A. Fernandez, Laura Flanagan, Matthew C. Flanigan, Kimberly S. Grant, George L. Holm, Jeffrey M. Overly, David V. Singer, Randall N. Spratt, and Warren M. Thompson. Each of these nominees has consented to be named in this Proxy Statement and has indicated that he or she is willing and able to serve as a director, if elected. If any of these nominees ceases to be a candidate for election by the time of the Annual Meeting (a contingency which the Board does not expect to occur), proxies will be voted by the proxyholders in accordance with the recommendation of the Board.

# Skills & Experience At-A-Glance

CEO Leadership
8/13
Corporate Governance
10/13
Cybersecurity
4/13
Finance/Capital Markets
10/13
Foodservice Distribution Industry
6/13
Human Capital Management
9/13
M&A
10/13
Marketing and Sales
8/13
Operations/ Health & Safety
10/13
Public Accounting /Auditing
2/13
Restaurant
3/13
Risk Management
13/13
Strategy Development
13/13
Technology & Innovation
5/13

13

Evaluate prospective candidates together with incumbent directors to balance experience, qualifications, attributes and skills to further enhance the Board's effectiveness.

Conduct comprehensive evaluations focused on each nominee's current performance as a director (if applicable) and the information discussed in questionnaires and interviews.

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board reviews and recommends director nominees to stockholders for election.

Assess the size, composition, and combined expertise of the Board taken as a whole, including strength of character, judgment, industry knowledge or experience, independence of thought and ability to work collegially.

Identify prospective candidates via third-party search firms, stockholder recommendations and other independent sources.

We believe that our directors provide a balanced mix of knowledge, judgment, experience and skills relevant to the size and nature of our business.

CORPORATE GOVERNANCE

DIRECTOR NOMINATION PROCESS

The Nominating and Corporate Governance Committee weighs the characteristics, experience, independence and skills of potential candidates for election to the Board. The Board unanimously recommends that you vote “FOR” each of our Board’s director nominees.

**2025**

*Scott D. Ferguson*

**2024**

*Danielle M. Brown*

**2021**

*Laura Flanagan*

**2020**

*Warren M. Thompson*

**2019**

*Barbara J. Beck*

*David V. Singer*

*Matthew C. Flanigan*

**2018**

*Randall N. Spratt*

**2017**

*Manuel A. Fernandez*

*Kimberly S. Grant*

**2015 IPO**

*George L. Holm*

*William F. Dawson, Jr.*

*Jeffrey M. Overly*

SKILLS AND EXPERIENCE

In considering candidates for the Board, the Nominating and Corporate Governance Committee assesses the size, composition, and combined expertise of the Board, taking into consideration gaps that may arise as a result of director retirements, as well as the evolving needs of the Company in terms of strategy, emerging opportunities and risks. As the application of these factors involves the exercise of judgment, the Nominating and Corporate Governance Committee does not have a standard set of fixed qualifications that is applicable to all director candidates, although the Nominating and Corporate Governance Committee does at a minimum assess each candidate’s strength of character, integrity, judgment, industry experience and independence of thought, along with all other factors the Nominating and Corporate Governance Committee considers appropriate, which may include age, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, various and relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, executive compensation background and the size, composition and combined expertise of the existing Board.

14	2025 Proxy Statement

CORPORATE GOVERNANCE

In connection with the Cooperation Agreement described below beginning on page 35, the Board has agreed to include Mr. Ferguson on its slate of director nominees recommended by the Board for election at the Annual Meeting.

Although the Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee recognizes the value of cultivating a Board with a varied mix of perspectives, skills, experiences, and backgrounds and considers diversity in the broadest meaning of the word.

STOCKHOLDER NOMINATIONS

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. Any recommendation submitted to the Secretary of the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected.

Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary, Performance Food Group Company, 12500 West Creek Parkway, Richmond, Virginia 23238.

Stockholders may also nominate directors for election to the Board as described in the section entitled “Stockholder Proposals for the 2026 Annual Meeting.” Stockholder nominations must satisfy the notification, timeliness, consent and information requirements set forth in our Amended and Restated Bylaws (the “Bylaws”) as described under “Stockholder Proposals for the 2026 Annual Meeting.”

BOARD TENURE POLICY

The Board does not have a policy to impose term limits or a mandatory retirement age for directors because such a policy may deprive the Board of the service of directors who have developed, through valuable experience over time, an increased insight into the Company and its business, strategy, risk profile, operations and financial position and who remain active and contributing members of the Board.

The Board has also determined that term limits or a mandatory retirement age may inhibit the Board’s ability to maintain a balanced mix of shorter- and longer-tenured directors, which is necessary for the Board to maintain a mix of fresh perspectives and a deep understanding of the Company's business.

15

CORPORATE GOVERNANCE

DIRECTOR QUALIFICATIONS AND EXPERTISE

Expertise

CEO Leadership Experience as a CEO brings unique perspectives and practical understanding of strategy, risk management, execution, and the operation and management of large organizations.	•		•	•	•	•			•				•

Corporate Governance

Corporate governance or other public company board experience brings insight into best practices for corporate governance, functioning of the Board and Board oversight of strategy and risk management.

	•		•	•	•	•	•	•	•	•	•		•

Cybersecurity Cybersecurity experience informs our Board's oversight of the management of cybersecurity and information security risks.		•			•		•					•

Finance/Capital Markets Knowledge and experience allocating capital resources across a large complex organization provides insights with respect to achieving our financial and strategic objectives.	•		•	•	•	•	•	•	•		•		•

Foodservice Distribution Industry Experience in the foodservice distribution industry provides perspective on issues unique to PFG's industry and business				•	•	•			•		•		•

Human Capital Management Experience with human capital management is important to our strategy to attract, train, develop and retain talented associates.	•		•	•	•	•		•	•		•		•

M&A Experience managing complex strategic transactions and integration of acquired businesses provides valuable guidance for growing our business and implementing our strategy.			•	•	•	•	•		•	•	•	•	•

Marketing and Sales Offers insight into evolving marketing practices and developing market opportunities.	•			•	•	•		•	•		•		•

Operations/Health and Safety Provides practical insights valuable to optimizing our operational capabilities and implementing our operational initiatives.		•	•		•	•	•	•	•	•	•	•	•

Public Reporting or Auditing Assists with effective Board oversight of our accounting, reporting, and financial practices and internal controls.							•				•

Restaurant Experience in the restaurant and hospitality industry brings valuable perspective of a foodservice industry customer.						•		•					•

Risk Management Important to the Board's role in overseeing the management of significant risks affecting PFG and identifying future risks.	•	•	•	•	•	•	•	•	•	•	•	•	•

Strategy Development Assists the Board with oversight of the establishment and execution of PFG's strategic vision and priorities.	•	•	•	•	•	•	•	•	•	•	•	•	•

Technology and Innovation Supports the use of existing and new technology in the implementation of our strategic plans.		•		•	•		•					•

16	2025 Proxy Statement

CORPORATE GOVERNANCE

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

The following information describes the offices held, other public company directorships and the term of service of each director nominee. Beneficial ownership of equity securities of the director nominees is shown under “Ownership of Securities.”

Director Nominees

Barbara J. Beck
Age: 65 Director since: 2019 Committees: Human Capital and Compensation (Chair); Nominating and Corporate Governance
Other Public Company Directorships: Ecolab Inc. (February 2008 - May 2024)

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Ms. Beck brings extensive expertise in strategic management, global operations, organizational growth, and talent development. With a strong track record of scaling businesses, leading through market shifts, and executing strategic plans to maximize profitability, she enhances the Board’s oversight of PFG’s growth strategy.

•

As CEO of Learning Care Group, she managed over 900 schools and 21,000 employees in the U.S., Hong Kong, and Indonesia, developing her expertise in managing large-scale operations across complex regulatory environments.

•

As President of Manpower EMEA, she expanded revenue from $5 billion to $9 billion and oversaw operations in Europe (excluding France) the Middle East, Africa and Russia, acquiring a deep understanding of global workforce management and operational efficiency.

•

During her tenure on Ecolab's board, the company underwent significant strategic M&A transactions, including its $8.3 billion merger with Nalco and the approximately $3.7 billion acquisition of Purolite.

CAREER HIGHLIGHTS American Securities LLC – a private equity firm
•	Executive Advisor (since 2019)
Learning Care Group, Inc. – a global for-profit early education provider
•	CEO (2011 - 2019)
Manpower Inc. – a global workforce solutions company
•	President, EMEA Operations (2006 - 2011)
•	EVP, U.S. and Canada (2002 - 2005)
Sprint Corporation – a global communications company
•	Various operating and leadership roles (1987 - 2002)
EDUCATION
•	B.S., University of Colorado

Danielle M. Brown
Age: 54 Director since: 2024 Committees: Audit and Finance; Technology and Cybersecurity
Other Public Company Directorships: PRA Group, Inc. (January 2019 - August 2024)

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Ms. Brown has over 25 years of senior leadership experience driving digital transformation, operational excellence and strategic innovation across global enterprises in consumer and manufacturing sectors. Her deep expertise with emerging technologies, MA&D technology integration and carve-out and cybersecurity strengthens PFG’s ability to harness technology and data for accelerated value creation.

•

As Chief Information Officer at Whirlpool, Ms. Brown has led the modernization of the company’s global IT platforms and infrastructure to enhance customer experience and product innovation, driving business value internationally.

•

At DuPont, she led revenue optimization initiatives and expanded customer reach resulting in improved cash flow and working capital management. Her efforts contributed to productivity gains and supported strategic MA&D efforts for key business functions.

•	Prior service on the Audit, Compensation, and Risk board committees at PRA Group further demonstrate her financial oversight capabilities and risk management expertise.

CAREER HIGHLIGHTS
Whirlpool Corporation – a global appliance company
•	SVP and Chief Information Officer (since November 2020)
Brunswick Corporation – a global leader in marine products
•	Chief Information Officer (2016 - November 2020)
Dupont de Nemours, Inc. – a multinational chemicals company
•	Various roles (2000 - 2016), including business CIO and other leadership positions overseeing global IT transformation
EDUCATION
•	B.S. in Computer Science, Indiana University of Pennsylvania
•	M.S. in Information Science, Pennsylvania State University
•	MBA, Drexel University

17

CORPORATE GOVERNANCE

William F. Dawson, Jr.
Age: 61 Director since: 2015 Committees: Audit and Finance; Technology and Cybersecurity
Other Public Company Directorships: None

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

With over three decades of private equity leadership, Mr. Dawson brings an investor perspective and deep expertise in finance, investment, capital markets, risk management and M&A, along with direct experience in the food distribution industry. His background enhances the Board’s oversight of capital allocation and strategic growth initiatives. Mr. Dawson has served as a director of the Company since 2002, prior to its IPO in 2015.

•

At Wellspring Capital Management, Mr. Dawson led and co-sponsored several of the firm’s most successful investments and oversaw numerous portfolio companies across distribution, consumer services, healthcare, energy services, and industrials.

•	Throughout his career, Mr. Dawson has been involved in numerous acquisitions and recapitalization transactions, as well as leveraged financing and restructuring.
•	Mr. Dawson’s extensive knowledge of the Company’s culture, operations and evolving market environment provides valuable skills for strategic decision-making, risk management and long-term planning.

CAREER HIGHLIGHTS Northway Partners LLC – a private investment firm
•	Chairman and Chief Executive Officer (since 2022)
Wellspring Capital Management Group LLC – a leading middle-market private equity firm
•	Chair, Investment Committee (2004 - December 2021)
•	Co-Executive Chairman (December 2020 - December 2021)
•	Chief Executive Officer (2014 - December 2020)
Whitney & Co. – a private equity firm
•	Partner, Head of Middle-Market Buyout Group (2000 - 2001)
Donaldson, Lufkin & Jenrette Securities Corporation – an investment bank
•	Various operating and leadership roles (1987 - 2002)
EDUCATION
•	B.S., St. Francis College
•	MBA, Harvard Business School

Scott D. Ferguson
Age: 51 Director since: 2025 Committees: Audit and Finance

Other Public Company Directorships: US Foods Holding Corp. (May 2022 - February 2024); Olin Corporation (February 2020 - November 2022); Elanco Animal Health Incorporated (December 2020 - September 2022); Autodesk, Inc. (March 2016 - June 2017)

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Mr. Ferguson brings extensive operational, financial and entrepreneurial expertise to the Board. Mr. Ferguson also has significant experience with strategy and risk management oversight as well as corporate governance gained through service on other public company boards. He also brings important investor perspectives to the Board.

•

Mr. Ferguson has substantial experience in the foodservice distribution industry through his prior service on the board of US Foods Holding Corp., another leading foodservice distributor in the U.S., and current service on the Supervisory Board of Delivery Hero SE, a global food delivery company.

•

As the founder, managing partner and portfolio manager of Sachem Head Capital Management, a value-oriented investment management firm which manages over $4 billion in assets, Mr. Ferguson has extensive investment and finance experience.

•	Mr. Ferguson’s most recent board service on the Nominating and Corporate Governance and the Executive board committees at US Foods further demonstrate his corporate governance expertise.

CAREER HIGHLIGHTS Sachem Head Capital Management – a value-oriented investment management firm
•	Founder, Managing Partner and Portfolio Manager (since 2012)
Pershing Square Capital Management – an investment fund
•	Partner (2003 - 2012)
American Industrial Partners – a private equity firm
•	Vice President (1999 - 2001)
McKinsey & Company – a global management consulting firm
•	Business Analyst (1996 - 1999)
EDUCATION
•	A.B., Stanford University
•	MBA, Harvard Business School

18	2025 Proxy Statement

CORPORATE GOVERNANCE

Manuel A. Fernandez
Age: 79 Director since: 2017 Committees: Human Capital and Compensation; Nominating and Corporate Governance; Technology and Cybersecurity

Other Public Company Directorships: Leggett & Platt, Inc. (May 2014 - May 2025); Brunswick Corporation (1997 - October 2020); Time, Inc. (2014 - 2018); TIBCO Software Inc. (2014); Flowers Foods, Inc. (2005 - 2015); Sysco Corporation (2006 - 2013); Stanley Black & Decker Inc. (1999 - 2012)

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Mr. Fernandez contributes extensive experience as both a public company executive and director, offering valuable expertise in strategic planning, innovation, technology, M&A, corporate governance, foodservice industry, distribution and operations. His background and leadership strengthen the Board’s ability to drive growth, navigate the dynamic market landscape and oversee performance.

•

At SI Ventures, Mr. Fernandez has guided investments in information technology and communications, bringing deep insights into emerging growth opportunities. He founded Gavilan Computer Corporation, which developed one of the first portable computers.

•

As Chairman and CEO of Gartner, Mr. Fernandez grew annual revenue from $40 million to nearly $1 billion and took the company public in 1993, demonstrating his ability to oversee technology-driven transformational growth.

•

As a public company board member, he oversaw several significant acquisitions, including Flowers Foods’ regional bakery acquisitions that drove geographic and market expansion and Leggett & Platt’s $1.25 billion acquisition of Elite Comfort Solutions that added critical technological capabilities.

CAREER HIGHLIGHTS SI Ventures – a venture capital firm focused on information technology and communications infrastructure
•	Managing Director (since 1998)
Gartner, Inc. – a global research and advisory company
•	Chairman (1991 - 2001)
•	Chief Executive Officer (1991 - 2000)
Dataquest, Inc. – a technology research and advisory company
•	Chairman and Chief Executive Officer (1984 - 1991)
Gavilan Computer Corporation – a computer manufacturer
•	Founder, Chairman and Chief Executive Officer (1982 - 1984)
Zilog Incorporated – a semiconductor company
•	Chairman and Chief Executive Officer (1979 - 1982)
EDUCATION
•	B.S., Electrical Engineering, University of Florida
•	M.S., University of Florida

Laura Flanagan
Age: 58 Director since: 2021 Committees: Audit and Finance; Technology and Cybersecurity
Other Public Company Directorships: Mission Produce, Inc. (since June 2025); Topgolf Callaway Brands Corp. (November 2018 - May 2025); Core-Mark Holding Company, Inc. (June 2016 - September 2021)

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Ms. Flanagan is an accomplished executive with over 25 years of leadership experience driving growth and innovation in the food and beverage industry. Her deep industry knowledge and understanding of customer and restaurant trends combined with expertise in strategic planning, marketing, M&A, margin transformation, operations, and logistics make her a valuable contributor to the Board.

•

As a board member at Core-Mark, known formerly as one of the largest wholesale distributors to the convenience store channel, Ms. Flanagan provided oversight of the company’s $2.5 billion acquisition by PFG and its subsequent integration. Ms. Flanagan was Chair of the Nominating/Governance Committee.

•	As a board member at TopGolf Callaway, Ms. Flanagan oversaw the growth of over 100 TopGolf restaurants and entertainment venues around the world.
•

As CEO of Foster Farms, she led one of the U.S.’s ten largest poultry and turkey processors and drove significant growth, particularly in its foodservice and restaurant chain business. Foster Farms also operated one of the largest private trucking fleets in the U.S.

•

As President of ConAgra Foods’ Snacks Division, she oversaw one of North America’s leading suppliers of packaged foods, demonstrating expertise in large-scale food manufacturing and distribution operations.

CAREER HIGHLIGHTS Ripple Foods – a plant-based food and beverage company
•	Chief Executive Officer (October 2019 - January 2025)
Foster Farms – a leader in poultry products and refrigerated distribution
•	Chief Executive Officer (2016 - 2019)
ConAgra Foods, Inc. – a packaged foods company
•	President, Snacks Division (2011 - 2014)
•	President, Convenient Meals Division (2008 - 2011)
PepsiCo Inc. – a global food and beverage company
•	Vice President and Chief Marketing Officer, Tropicana Shelf Stable Juices (2005 - 2008)
•	Various marketing leadership positions (2001 - 2005)
General Mills, Inc – a global food company
•	Various marketing leadership roles (1996 - 2000)
EDUCATION
•	B.S. in Engineering, Case Western Reserve University
•	MBA, Stanford Graduate School of Business

19

CORPORATE GOVERNANCE

Matthew C. Flanigan
Age: 63 Director since: 2019 Committees: Audit and Finance (Chair); Technology and Cybersecurity
Other Public Company Directorships: Jack Henry & Associates (since 2007); Fast Radius, Inc. (January 2022 - February 2023); Leggett & Platt, Incorporated (May 2010 - May 2019)

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Mr. Flanigan brings a broad range of experience in public company financial management, business analytics, compliance, risk management, public reporting, strategic planning and M&A. His significant executive and public company board experience as well as his audit committee expertise make him well qualified to provide oversight over PFG’s capital allocation and financial strategy.

•	During his tenure as Chief Financial Officer of Leggett & Platt, the company acquired Elite Comfort Solutions for $1.25 billion, showcasing his ability to execute complex M&A transactions.
•

At Leggett & Platt, he oversaw the company’s financial planning strategy, which included restructuring and divestiture efforts, supporting long-term value creation and operational efficiency. During his tenure as CFO, Leggett & Platt became an S&P 500 company.

•

As Vice Chairman and Lead Director of Jack Henry & Associates, an S&P 500 leading financial technology company, Mr. Flanigan brings strong governance experience, financial oversight and strategic insight into customer-focused innovation and digital transformation.

CAREER HIGHLIGHTS Leggett & Platt, Incorporated – a global manufacturer of engineered components and products
•	Chief Financial Officer (2003 - 2019) and Executive Vice President (2005 - 2019)
•	President, Office Furniture and Plastics Components Groups (1999 - 2003)
Société Générale - Dallas – the domestic lending operation of a large multinational bank
•	First Vice President and Manager (1990 - 1997)
•	Vice President (1987 - 1990)
EDUCATION
•	B.S. in Business Administration and Finance, University of Missouri-Columbia

Kimberly S. Grant
Age: 54 Director since: 2017 Committees: Human Capital and Compensation; Nominating and Corporate Governance (Chair)
Other Public Company Directorships: None

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

With over 30 years of experience in the restaurant and hospitality industry, Ms. Grant provides a deep understanding of customer insights and the evolving market dynamics of the foodservice industry and is considered a restaurant industry expert. In addition to her significant experience in operations, she has gained expertise in finance, sales, strategic planning, risk management, corporate governance and strategic capital allocation.

•

As CEO of Nando’s Restaurant Group, USA, Ms. Grant leads the South African brand’s strategic expansion across a competitive casual dining market, strengthening its presence and performance in the region.

•

As former Global Head of Restaurants and Bars for Four Seasons Hotels and Resorts, she oversaw operations for 621 restaurant and bar outlets across 127 properties in 47 countries, driving global brand consistency and operational excellence.

•

During her career at ThinkFoodGroup, Ms. Grant led the growth of an omni-channel revenue model, scaling a celebrity chef business across restaurants, retail, endorsements, sponsorship, media and entertainment ventures.

CAREER HIGHLIGHTS Nando’s Restaurant Group, USA – a casual restaurant group with over 1,200 locations world-wide
•	Chief Executive Officer (since April 2025)
Four Seasons Hotels and Resorts – a global luxury hospitality company
•	Global Head, Restaurants and Bars (February 2022 - August 2023)
ThinkFoodGroup – a global hospitality management company, which operates dining concepts created by two-star Michelin awarded chef José Andrés
•	Chief Executive Officer (2014 - March 2020)
Ruby Tuesday, Inc. – a casual dining restaurant chain
•	President and Chief Operations Officer (2003 - 2013)
•	Various operations and finance leadership roles (1992 - 2003)
EDUCATION
•	B.S. in Hotel and Restaurant Management, Thomas Edison State University
•	M.S. in Banking and Financial Services Management, Boston University

20	2025 Proxy Statement

CORPORATE GOVERNANCE

George L. Holm
Age: 70 Director since: 2015 Committees: None
Other Public Company Directorships: None

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Mr. Holm has more than 40 years of executive and operational experience in the foodservice distribution industry. As PFG’s Chairman and CEO, Mr. Holm brings to the Board his leadership, financial, risk and human capital management, and corporate governance skills, providing valuable insights into PFG’s growth strategy and performance in a competitive market environment. Mr. Holm has served as a director of the Company since 2002, prior to its IPO in 2015.

•	Mr. Holm founded and grew Vistar into a $3.5 billion company that was purchased by the Blackstone Group in 2007.
•

He became President and Chief Executive Officer of PFG when it was acquired by Vistar Corporation in May 2008. Prior to that, he served as President and Chief Executive Officer of Vistar, which he founded in 2002. He then led the Company through its expansion into the broadline foodservice distribution industry and its subsequent IPO in 2015.

•

Mr. Holm presided over the growth of PFG’s net sales from $15 billion when the Company went public in 2015 to $63.3 billion at the close of fiscal 2025, delivering exceptional stockholder value with market cap growth from $2 billion to approximately $14 billion.

CAREER HIGHLIGHTS Performance Food Group
•	Chairman of the Board (since 2019)
•	Chief Executive Officer (since 2008)
Vistar Corporation – a multi-channel food, snack and beverage distributor (merged with PFG in 2008)
•	Founder, President and Chief Executive Officer (2002 - 2008)
Sysco Corporation – a foodservice and distribution company
•	Various senior leadership roles (1982 - 2000)
US Foods – a foodservice and distribution company
•	EVP (2000 - 2001)
EDUCATION
•	B.S. in Business Administration, Grand Canyon University

Jeffrey M. Overly
Age: 67 Director since: 2015 Committees: Human Capital and Compensation; Nominating and Corporate Governance
Other Public Company Directorships: (see below for directorships outside of the U.S.)

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Mr. Overly brings a strong combination of operational expertise with deep experience in logistics, risk management, safety, and strategic planning. His background, including public company leadership roles, enhances the Board’s ability to evaluate growth opportunities, improve operational efficiency and deliver long-term stockholder value. Mr. Overly has served as a director of the Company since 2013, prior to its IPO in 2015.

•

Mr. Overly demonstrated operational leadership and provided strategic guidance across numerous Blackstone portfolio companies focused on value creation through supply chain optimization, lean manufacturing and performance improvement.

•

At Kohler Company, he helped oversee the company’s supply chain management and distribution of finished products through a complex network of regional distribution centers, driving operational efficiency and integration.

•

Mr. Overly brings expertise in governance and risk management through his service as board chairperson at Sona Comstar (since 2021), traded on the Bombay Stock Exchange and National Stock Exchange of India, and has held prior board roles at various Blackstone portfolio companies.

CAREER HIGHLIGHTS The Blackstone Group – a global alternative assets investment firm
•	Operating Partner (2008 - 2018)
Pinnacle Foods Inc. – a packaged foods company
•	Board Member (2009 - 2014)
Kohler Company – a global manufacturing company
•	Vice President, Global Fixture Operations (2005 - 2008)
Delphi Corporation – an automotive parts company
•	Various global operations and engineering positions (1999 - 2005)
General Motors Corporation – an automotive company
•	Various global operations and engineering positions (1980 - 1999)
EDUCATION
•	B.S., Industrial Management, University of Cincinnati
•	MBA, Central Michigan University

21

CORPORATE GOVERNANCE

David V. Singer
Age: 70 Director since: 2019 Committees: Audit and Finance; Technology and Cybersecurity

Other Public Company Directorships: Brunswick Corporation (since 2013); SPX Flow, Inc. (January 2013 - April 2022); Flowers Foods, Inc. (2010 - May 2020); Hanesbrands, Inc. (2014 - April 2020); Snyder’s-Lance, Inc. (2003 - 2014)

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Mr. Singer offers significant industry knowledge with a strong track record of value creation through strategic transformation in the consumer packaged goods industry. Through his executive leadership and board experience, he has gained expertise in governance, financial oversight, corporate finance, risk management, human capital management and M&A.

•

Mr. Singer led a turnaround of Lance, driving improvements across the supply chain, sales, marketing and distribution functions, while instilling a culture of strategic focus and data-driven decision-making throughout the organization.

•

He guided Lance’s transformative merger with Snyder’s of Hanover, creating the second-largest salty snack company in the U.S. with $1.6 billion in combined revenues and one of the nation’s largest direct store delivery networks.

•	During Mr. Singer’s tenure as CEO of Snyder’s-Lance, the company’s revenues and profits approximately tripled, establishing a strong foundation for sustained growth and value creation.

CAREER HIGHLIGHTS Snyder’s-Lance, Inc. – a global manufacturer and marketer of snack foods
•	Chief Executive Officer (2010 - 2013)
Lance, Inc. – a snack food company
•	President and Chief Executive Officer (2005 - 2010, until merger with Snyder’s of Hanover, Inc.)
Coca-Cola Bottling Co. Consolidated – a beverage manufacturer and distributor
•	Executive Vice President (2000 - 2005)
•	Chief Financial Officer (1987 - 2000)
•	Vice President, Treasurer (1986 - 1987)
BNY Mellon NA – a national bank
•	Vice President, Banker (1979 - 1986)
EDUCATION
•	B.S., The Pennsylvania State University
•	MBA, The Pennsylvania State University

Randall N. Spratt
Age: 73 Director since: 2018 Committees: Audit and Finance; Technology and Cybersecurity (Chair)
Other Public Company Directorships: Imperva, Inc. (2016 - 2019)

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Mr. Spratt brings deep experience in leading information technology for a global distributor company, providing valuable guidance on technology infrastructure, digital capabilities, artificial intelligence, cybersecurity, data management and operations optimization, further strengthening the Board’s oversight and decision-making.

•

As CIO and CTO at McKesson, Mr. Spratt led global technology initiatives, driving digital transformation, large-scale systems’ integration and operational efficiency while strengthening cybersecurity across a complex, multinational organization. He also gained substantial experience in M&A integration.

•	In his executive roles, Mr. Spratt focused on operational optimization, where he developed deep expertise in data-driven process improvements, strategic planning and risk management.
•

As a former board member of Imperva, a pioneer in data security solutions, Mr. Spratt brings critical cybersecurity and data protection expertise that supports the Board’s robust oversight over technology-related risks and opportunities.

CAREER HIGHLIGHTS McKesson Corporation – a global pharmaceutical distribution services and information technology company
•	Executive Vice President, Chief Information Officer and Chief Technology Officer (2009 - 2015)
•	Chief Information Officer (2005 - 2009)
•	Chief Process Officer, McKesson Provider Technologies (2003 - 2005)
•	Senior Vice President, Imaging, Technology and Business Process Improvement (2000 - 2003)
EDUCATION
•	B.S. in Biology, University of Utah

22	2025 Proxy Statement

CORPORATE GOVERNANCE

Warren M. Thompson
Age: 66 Director since: 2020 Committees: Human Capital and Compensation; Nominating and Corporate Governance

Other Public Company Directorships: Sizzle Acquisition Corp. II (since April 2025); Duke Realty Corp. (January 2019 - October 2022); Federal Realty Investment Trust (2007 - 2019); Sizzle Acquisition Corp. (November 2021- February 2024); Hilb Rogal & Hobbs Co. (2004 - 2008)

SPECIFIC EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND SKILLS RELEVANT TO PFG

Mr. Thompson is an accomplished entrepreneur with over 35 years of executive leadership in the foodservice and hospitality industry, contributing to the Board’s firsthand customer perspectives, along with extensive experience in operations, sales and marketing, financial management, strategic planning and human capital management.

•

As Founder and Chairman of Thompson Hospitality for over 30 years, he built and led one of the largest restaurant, food service and facilities management companies in the U.S., delivering sustained growth.

•

He was a member of the Restaurant Fast Track Management Development Program at Marriott and held 15 positions over a nine-year period, gaining significant expertise in large-scale operations, organizational development and customer service excellence across multiple foodservice and hospitality functions.

•	Having served on multiple public company boards, Mr. Thompson brings valuable perspectives on corporate governance, financial oversight and value-creation strategies.

CAREER HIGHLIGHTS Thompson Hospitality Corporation – a retail food and facilities management firm
•	Founder and Chairman (since 1992)

Marriott Corporation – a global hospitality company
•	Vice President of Operations, Host Division (1989 - 1992)
•	Various roles of increasing responsibility (1983 - 1989)

EDUCATION
•	B.A. in Managerial Economics, Hampden-Sydney College
•	MBA, University of Virginia, Darden School of Business Administration

23

CORPORATE GOVERNANCE

The Board’s Role and Responsibilities

The Board oversees the management of the business and affairs of the Company in a manner consistent with the best interests of the Company and its stockholders. In this oversight role, the Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the stockholders. The Board selects and oversees the Chief Executive Officer (“CEO”). The CEO and the other members of senior management are charged with conducting the business of the Company.

Oversight of Business Strategy

One of the Board’s key responsibilities is overseeing and monitoring the Company’s business strategy.

Our Board actively engages with management to provide effective oversight of and guidance on the development and execution of our short and long-term strategic initiatives and related risks.

This ongoing effort enables the Board to focus on Company performance over the short, intermediate and long term, as well as the quality of operations. In addition to financial and operational performance, non-financial measures, including sustainability goals and safety initiatives, are discussed regularly by the Board and Board committees. The Board discusses the Company’s opportunities, risks, key strategic initiatives and competitive and macroeconomic environment at each Board meeting, both in general and executive sessions.

While the Board oversees strategic planning, our CEO and the other members of senior management are charged with developing and executing our strategic vision and updating our Board on progress throughout the fiscal year.

Oversight of Sustainability Strategy

Our Nominating and Corporate Governance Committee has been given the responsibility of overseeing our sustainability initiatives at the Board level and receives sustainability progress reports on a quarterly basis from our C-Suite Sustainability Executive Committee and other cross-functional sustainability teams. Please see the “Sustainability” section below for more information regarding Board oversight of sustainability.

24	2025 Proxy Statement

CORPORATE GOVERNANCE

Oversight of Risk Management

THE BOARD

The Board of Directors has extensive involvement in the oversight of risk management related to our business. The Board accomplishes this oversight both directly and through its committees, each of which assists the Board in overseeing a part of our overall risk management and reports to the Board at each Board meeting and throughout the year regarding risk and the related risk management. In addition, the Board receives periodic detailed operating performance and functional reviews from management regarding key risks and related risk management processes and procedures.

Audit and Finance

The Audit and Finance Committee reviews our accounting, reporting and financial practices, including the integrity of our financial statements and the oversight of our financial controls. Through its regular meetings with management, including the finance, legal, insurance and risk, real estate and internal audit functions, the Audit and Finance Committee reviews and discusses significant areas of our business, including mergers and acquisitions, capital projects, and capital structure, and summarizes for the Board all areas of risk and the appropriate mitigating factors. The Audit and Finance Committee oversees the Company’s enterprise risk management program (“ERM”). The Committee meets with the leaders of our ERM program twice each year and between meetings as needed.

Nominating and
Corporate Governance

The Nominating and Corporate Governance Committee oversees and evaluates programs and risks associated with Board organization, membership and structure, and corporate governance, including Board succession planning. The Nominating and Corporate Governance Committee oversees our compliance with our Code of Business Conduct and our environment, health and safety, corporate social responsibility, corporate governance and sustainability, ethics and quality assurance programs.

Human Capital and Compensation

The Human Capital and Compensation Committee (the “Compensation Committee”) considers, and discusses with management, management’s assessment of certain risks, including risks related to executive compensation, executive succession planning, and our people and culture strategies and whether any risks arising from our compensation policies and practices are reasonably likely to have a material adverse effect on us.

Technology and Cybersecurity

The Technology and Cybersecurity Committee reviews and discusses with management the Company’s risk management and risk assessment guidelines and policies regarding information technology security, evaluation of emerging opportunities and risks in technological capabilities, including artificial intelligence, and the Company’s cybersecurity policies, controls and procedures.

MANAGEMENT

While the Board and its committees oversee risk management, management is charged with managing risk day-to-day and implementing and supervising risk management processes and policies. Our ERM program, which is overseen by the Audit and Finance Committee and administered by management, is designed to identify, measure, monitor and address our significant risks.

Oversight of Cybersecurity and Information Security

Cybersecurity is a key component of the Company’s enterprise risk management program. As indicated above, our Technology and Cybersecurity Committee oversees the Company’s risk assessment processes and risk management policies and mitigation regarding information technology security and the Company’s cybersecurity policies, controls, and procedures. Cybersecurity risks and initiatives to mitigate our risks are discussed at each meeting of the Technology and Cybersecurity Committee. For more information regarding the Board’s oversight of the Company’s information technology security and cybersecurity policies, controls, and procedures, please see Item 1C. Cybersecurity of our Annual Report.

25

CORPORATE GOVERNANCE

MANAGEMENT SUCCESSION PLANNING

The Board regularly reviews a succession plan relating to the CEO and other executive officer positions that is developed by management. The Board may also delegate oversight of the succession plan developed by management to a committee of the Board. The succession plan includes, among other things, an assessment of the experience, performance, and skills of possible successors to the CEO. Management development and succession planning remained top priorities of management and the Board in fiscal 2025.

COMMUNICATIONS WITH THE BOARD

As described in our Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with a member or members of the Board of Directors, including the Chairman of the Board of Directors ("Chairman"), our Lead Independent Director and each of the Audit and Finance, Human Capital and Compensation, Technology and Cybersecurity, or Nominating and Corporate Governance Committees or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Secretary of the Company, 12500 West Creek Parkway, Richmond, Virginia 23238, who will forward such communication to the appropriate party. Items unrelated to the duties and responsibilities of the Board, such as product inquiries and complaints, job inquiries, business solicitations, and junk mail will not be forwarded.

CODE OF BUSINESS CONDUCT

We maintain a Code of Business Conduct that is applicable to all of our directors, officers, and employees, including our Chairman and CEO (principal executive officer), Chief Financial Officer (principal financial officer), Chief Accounting Officer (principal accounting officer) and other senior financial officers. The Code of Business Conduct sets forth our policies and expectations on a number of topics, including conflicts of interest, corporate opportunities, confidentiality, compliance with laws (including insider trading laws), use of our assets, and business conduct and fair dealing. This Code of Business Conduct is intended to satisfy the requirements for a code of ethics, as defined by Item 406 of Regulation S-K promulgated by the SEC. The Code of Business Conduct may be found on our website at www.pfgc.com under Investors: Corporate Governance: Governance Documents: Code of Business Conduct.

We will disclose within four business days any substantive amendments to or waivers of the Code of Business Conduct granted to our CEO, Chief Financial Officer, Chief Accounting Officer, or persons performing similar functions, by posting such information on our website as set forth above rather than by filing a Current Report on Form 8-K with the SEC. In the case of a waiver for an executive officer or a director, the required disclosure also will be made available on our website within four business days of such determination.

Board Structure

The Board regularly reviews its leadership structure, including during the Board’s annual evaluation process, to determine the most appropriate governance structure for the Company. Mr. Holm has served as Chairman since 2019. The Board of Directors continues to believe that, at this time, the combined role of Chairman and CEO, together with the appointment of a Lead Independent Director, the independence of all Board members other than our CEO and the use of executive sessions of the independent directors at each Board meeting (without the presence of Mr. Holm or other members of management), is appropriate for the Company. The combination of the CEO and Chairman roles allows Mr. Holm to leverage his extensive knowledge of the Company and industry experience into the strategic vision for the management and direction of the Company at both the Board and management level in order to enhance stockholder value, grow and expand the Company’s business, and execute the Company’s strategies. Mr. Holm is supported in the day-to-day management of the Company by our executive management team. Additionally, the Board believes it is appropriate to have a Lead Independent Director while Mr. Holm serves as Chairman of the Board in order to provide a leadership role for our independent directors. Mr. Fernandez serves as our Lead Independent Director, and brings a strong understanding of the Company, our business and strategy, and our industry, as well as significant executive leadership, corporate governance, and public company experience.

26	2025 Proxy Statement

CORPORATE GOVERNANCE

SELECTION OF CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

The Board may select its Chairman and the CEO in any way the Board considers to be in the best interests of the Company. Therefore, the Board does not have a policy on whether the role of Chairman and CEO should be separate or combined and, if it is to be separate, whether the Chairman should be selected from the independent directors. As indicated above, the Board believes that, at this time, the combination of the offices of Chairman and CEO, with Mr. Holm serving in such roles, is in the best interests of the Company.

LEAD DIRECTOR

Whenever the Chairman is also the CEO or is a director who does not otherwise qualify as an “independent director,” the independent directors will elect from among themselves a Lead Independent Director of the Board (“Lead Director”). Following nomination by the Nominating and Corporate Governance Committee, each independent director will be given the opportunity to vote in favor of a Lead Director nominee or to write in a candidate of his or her own. The Lead Director will be elected by a plurality vote and will serve for a minimum of one year, or until replaced by the Board. As indicated above, Mr. Fernandez serves as our Lead Director.

CHAIRMAN AND CEO	LEAD INDEPENDENT DIRECTOR

• Presides over meetings of the Board

• Presides over annual meetings of stockholders

• Collaborates with the Lead Independent Director and management on Board meeting agendas

• Oversees the day-to-day management of the Company with the support of our executive management team, subject to the overall direction and supervision of the Board and its committees

• Leverages extensive knowledge of the Company and industry experience into the strategic vision for the management and direction of the Company at both the Board and management level

• Establishes strong organizational culture of high performance and associate engagement

Effective Communication Among the Board of Directors

• Preside over all meetings of the Board at which the Chairman is not present, including all executive sessions of the independent directors or the non-management directors

• Request the inclusion of certain materials for Board meetings

• Serve as an ex-officio member of each Board committee and attend meetings of the various committees regularly

• Seek to ensure effective communication among the Board committees

Collaborate with Management

• Communicate to the CEO, together with the Chair of the Compensation Committee, the results of the Board’s evaluation of CEO performance

• Collaborate with the CEO on Board meeting agendas and approve such agendas

• Collaborate with the CEO in determining the need for special meetings of the Board

Leadership

• Lead the Board’s annual process of performance self-assessment, including feedback to individual directors

• Meet with any director who is not adequately performing his or her duties as a member of the Board or any Board committee

• Be available for consultation and direct communication if requested by major stockholders

• Act as the liaison between the independent or non-management directors and the Chairman, as appropriate

• Call meetings of the independent or non-management directors when necessary and appropriate

• Help coordinate the efforts of the independent and non-management directors in the interest of ensuring that objective judgment is brought to bear on sensitive issues involving the management of the Company

27

CORPORATE GOVERNANCE

DIRECTOR INDEPENDENCE AND INDEPENDENCE DETERMINATIONS

Under our Corporate Governance Guidelines and the rules of the NYSE, a director is not independent unless the Board of Directors affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries.

Our Corporate Governance Guidelines define independence in accordance with the independence definition in the current NYSE corporate governance rules for listed companies. Our Corporate Governance Guidelines require the Board of Directors to review the independence of all directors at least annually.

In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the objective tests set forth in the NYSE independence definition, the Board of Directors will determine, considering all relevant facts and circumstances, whether such relationship is material.

Our Board of Directors has determined that each of Messrs. Dawson, Ferguson, Fernandez, Flanigan, Overly, Singer, Spratt and Thompson and Mses. Beck, Brown, Flanagan and Grant is independent under the guidelines for director independence set forth in the Corporate Governance Guidelines and under all applicable NYSE guidelines, including with respect to committee membership. Our Board also has determined that each of Messrs. Dawson, Ferguson, Flanigan, Singer and Spratt and Mses. Brown and Flanagan is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that each of Messrs. Fernandez, Overly and Thompson and Mses. Beck and Grant are “independent” for purposes of Section 10C(a)(3) of the Exchange Act. Mr. Holm serves on our Board of Directors; however, as our CEO, he cannot be deemed independent.

EXECUTIVE SESSIONS

Executive sessions, which are meetings of the non-management members of the Board, are held during each regularly scheduled Board and Committee meeting. In addition, at each regularly scheduled Board meeting, the independent directors meet in a private session that excludes management and any non-independent directors. Our Lead Director, Mr. Fernandez, presides at the executive sessions.

Board Committees

The following table summarizes the current membership of each of the Board’s committees.

Committees

Audit and Finance Committee		•	•	•		•	CHAIR			•	•
Human Capital and Compensation Committee	CHAIR				•			•	•			•
Nominating and Corporate Governance Committee	•				•			CHAIR	•			•
Technology and Cybersecurity Committee		•	•		•	•	•			•	CHAIR

28	2025 Proxy Statement

CORPORATE GOVERNANCE

Audit and Finance Committee

CHAIR Matthew Flanigan	Danielle Brown	William Dawson, Jr.	Scott D. Ferguson	Laura Flanagan	David Singer	Randall Spratt

KEY DUTIES AND RESPONSIBILITIES

•
Overseeing the adequacy and integrity of our financial statements and our financial reporting and disclosure practices.
•
Overseeing the soundness of our system of internal controls to assure compliance with financial and accounting requirements.
•
Retaining and reviewing the qualifications, performance, and independence of our independent registered public accounting firm.
•
Reviewing and discussing with management and the independent registered public accounting firm prior to public dissemination our annual audited financial statements, quarterly unaudited financial statements, earnings press releases, and financial information and earnings guidance provided to analysts and rating agencies.
•
Overseeing our guidelines and policies relating to risk assessment and risk management regarding financial risks, and management’s plan for financial risk monitoring and control.
•
Overseeing our enterprise risk management program.
•
Overseeing our internal audit function.
•
Reviewing and approving capital projects and mergers and acquisitions that have been delegated to the Committee for approval under the Company’s Financial Authority Policy.
•
Reviewing and approving all transactions between us and any “Related Person” (as defined in the federal securities laws and regulations) that are required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act.
•
Preparing and issuing the report of the Committee required by the rules and regulations of the SEC to be included in our annual proxy statement.
98% meeting attendance 8 meetings in fiscal 2025

All members of the Audit and Finance Committee have been determined to be “independent,” consistent with our Audit and Finance Committee charter, Corporate Governance Guidelines and the NYSE listing standards applicable to boards of directors in general and audit committees in particular. Our Board of Directors also has determined that each of the members of the Audit and Finance Committee is “financially literate” within the meaning of the listing standards of the NYSE. In addition, our Board of Directors has determined that each of Messrs. Flanigan and Singer qualifies as an “audit committee financial expert” as defined by applicable SEC regulations.

Our Audit and Finance Committee charter permits the committee to delegate any or all of its authority to one or more subcommittees. In addition, the Audit and Finance Committee has the authority under its charter to engage independent counsel and other advisors as it deems necessary or advisable.

29

CORPORATE GOVERNANCE

Human Capital and Compensation Committee

CHAIR Barbara Beck	Manuel Fernandez	Kimberly Grant	Jeffrey Overly	Warren Thompson

KEY DUTIES AND RESPONSIBILITIES

•
Establishing and reviewing our overall compensation philosophy.
•
Overseeing the goals, objectives, and compensation of our CEO, including evaluating the performance of the CEO in light of those goals.
•
Reviewing and approving the compensation of our other executives and non-management directors.
•
Reviewing all employment, severance, and termination agreements with our executive officers.
•
Reviewing and approving, or recommending to the Board of Directors for approval, our incentive-compensation plans and equity-based plans.
•
Providing strategic review of the Company’s human capital strategies and initiatives to ensure the Company is seeking, developing, and retaining human capital appropriate to the Company’s needs.
•
Preparing and issuing the Compensation Committee Report for inclusion in our annual proxy statement.
100% meeting attendance 4 meetings in fiscal 2025

Messrs. Fernandez, Overly and Thompson and Ms. Beck and Ms. Grant have been determined to be “independent” as defined by our Corporate Governance Guidelines and the NYSE listing standards applicable to boards of directors in general and compensation committees in particular.

With respect to our reporting and disclosure matters, the responsibilities and duties of the Compensation Committee include overseeing the preparation of the Compensation Discussion and Analysis for inclusion in our annual proxy statement in accordance with applicable rules and regulations of the SEC.

The charter of the Compensation Committee permits the committee to delegate any or all of its authority to one or more subcommittees and to delegate to one or more of our officers the authority to make awards to any non-Section 16 officer under our incentive compensation or other equity-based plans, subject to the Committee's oversight and compliance with our equity plans and applicable law. In addition, the Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable.

See “Executive Compensation—Compensation Discussion and Analysis—Compensation Determination Process” and “Compensation of Directors” for a description of our process for determining executive and director compensation, including the role of our compensation consultant.

30	2025 Proxy Statement

CORPORATE GOVERNANCE

Nominating and Corporate Governance Committee

CHAIR Kimberly Grant	Barbara Beck	Manuel Fernandez	Jeffrey Overly	Warren Thompson

KEY DUTIES AND RESPONSIBILITIES

•
Identifying and recommending nominees for election to the Board of Directors.
•
Reviewing the composition and size of the Board of Directors.
•
Overseeing an annual evaluation of the Board of Directors and each committee.
•
Regularly reviewing our corporate governance documents, including our corporate charter and bylaws and Corporate Governance Guidelines.
•
Recommending members of the Board of Directors to serve on committees of the Board.
•
Overseeing compliance with our Code of Business Conduct and our environment, health and safety, corporate social responsibility, environmental, corporate governance and sustainability, ethics, and quality assurance programs.
100% meeting attendance 4 meetings in fiscal 2025

Each of Messrs. Fernandez, Overly and Thompson and Ms. Beck and Ms. Grant has been determined to be “independent” as defined by our Corporate Governance Guidelines and the NYSE listing standards.

The charter of the Nominating and Corporate Governance Committee permits the committee to delegate any or all of its authority to one or more subcommittees. In addition, the Nominating and Corporate Governance Committee has the authority under its charter to retain outside counsel or other experts as it deems necessary or advisable.

31

CORPORATE GOVERNANCE

Technology and Cybersecurity Committee

CHAIR Randall Spratt	Danielle Brown	William Dawson, Jr.	Manuel Fernandez	Laura Flanagan	Matthew Flanigan	David Singer

KEY DUTIES AND RESPONSIBILITIES

•
Reviewing the Company’s information technology planning and strategy.
•
Reviewing significant information technology investments and expenditures.
•
Receiving reports on existing and future trends in information technology, artificial intelligence and cybersecurity that may affect the Company’s strategic plans, including monitoring overall industry and macro trends.
•
Reviewing or discussing, as and when appropriate, with management (including the Chief Information Officer) the Company’s risk management and risk assessment guidelines and policies regarding information technology security, including the quality and effectiveness of the Company’s cybersecurity and the Company’s disaster recovery capabilities.
•
Reviewing or discussing, as and when appropriate, with management (including the Chief Information Officer) the Company’s cybersecurity policies, controls, and procedures, including the Company’s:
•
procedures to identify and assess internal and external cybersecurity risks,
•
controls to protect from cyberattacks, unauthorized access, or other malicious acts and risks,
•
procedures to detect, respond to, assess, and mitigate negative effects from and recover from cybersecurity attacks,
•
procedures for fulfilling applicable regulatory reporting and disclosure obligations related to cybersecurity risks, costs, and incidents, and
•
performance against these policies, procedures, and controls in actual or simulated cybersecurity events.
100% meeting attendance 4 meetings in fiscal 2025

Each of Messrs. Dawson, Fernandez, Flanigan, Singer and Spratt and Ms. Flanagan and Ms. Brown has been determined to be “independent” as defined by our Corporate Governance Guidelines and the NYSE listing standards.

The charter of the Technology and Cybersecurity Committee permits the committee to delegate any or all of its authority to one or more subcommittees. In addition, the Technology and Cybersecurity Committee has the authority under its charter to retain outside counsel or other experts as it deems necessary or advisable.

32	2025 Proxy Statement

CORPORATE GOVERNANCE

SPECIAL COMMITTEES

From time to time, the Board may form and appoint members to special committees with responsibility to address topics designated at the time of such committee formation.

Board Practices, Processes and Policies

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Our Board of Directors oversees our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board of Directors and four standing committees: the Audit and Finance Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Technology and Cybersecurity Committee.

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders.

Our Board of Directors evaluates the Company’s corporate governance policies and practices on a periodic basis with a view toward maintaining appropriate corporate governance practices in the context of the Company’s current business environment. Additionally, the Board seeks to align our governance practices closely with the interests of our stockholders.

Our Board of Directors and management value the perspectives of our stockholders and encourage stockholders to communicate with the Board of Directors.

BOARD MEETINGS AND ATTENDANCE

The Board currently holds at least four meetings each year, with additional meetings to occur at the discretion of the Board.

All directors are expected to make every effort to attend all meetings of the Board, meetings of the committees of which they are members, and the annual meeting of stockholders. During fiscal 2025, the Board held 6 meetings, the Audit and Finance Committee held 8 meetings, the Compensation Committee held 4 meetings, the Nominating and Corporate Governance Committee held 4 meetings, and the Technology and Cybersecurity Committee held 4 meetings. In fiscal 2025, all incumbent directors then in office attended at least 75% of the aggregate number of meetings of our Board and of all committees on which they served during their respective terms of service. In addition, all incumbent directors then in office attended the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) (which was held virtually).

COMMITTEE CHARTERS AND CORPORATE GOVERNANCE GUIDELINES

Our commitment to good corporate governance is reflected in our Corporate Governance Guidelines, which set forth our policies on a wide range of governance topics. These Corporate Governance Guidelines are reviewed from time to time by our Nominating and Corporate Governance Committee and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by our Board of Directors.

Our Corporate Governance Guidelines, Audit and Finance, Compensation, Nominating and Corporate Governance, and Technology and Cybersecurity Committee charters, and other corporate governance information are available on our website at www.pfgc.com under Investors: Governance: Governance Documents. Any stockholder also may request them in print, without charge, by contacting the Secretary of Performance Food Group Company, 12500 West Creek Parkway, Richmond, Virginia 23238.

DIRECTOR SERVICE ON OTHER PUBLIC COMPANY BOARDS

The Board recognizes that service on other public company boards provides directors valuable experience that benefits the Company. The Board also believes, however, that it is critical that directors dedicate sufficient time to their service on the Board. Directors must advise the Lead Director and the CEO before accepting membership on other public company boards of directors or other commitments that would require a significant amount of time involving a directorship or an affiliation with other businesses, non-profit entities, or governmental units.

33

CORPORATE GOVERNANCE

Our Corporate Governance Guidelines provide that, unless Board approval is obtained:

•
no director will serve on more than four public company boards (including the Company’s Board);
•
no member of the Audit and Finance Committee will simultaneously serve on more than three public company audit committees (including the Company’s Audit and Finance Committee);
•
directors who also serve as CEOs or in equivalent positions generally should not serve on more than two outside public company boards.

BOARD PERFORMANCE EVALUATIONS

The Board, acting through the Nominating and Corporate Governance Committee, conducts a self-evaluation at least annually to determine whether it and its committees are functioning effectively. The Nominating and Corporate Governance Committee periodically considers the mix of skills and experience that directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively. Each committee of the Board conducts a self-evaluation at least annually and reports the results to the Board. Each committee’s evaluation must compare the performance of the committee with the requirements of its written charter. As an additional part of the self-assessment process, the Lead Independent Director also discussed with each non-management director the performance of the Board and its committees.

34	2025 Proxy Statement

CORPORATE GOVERNANCE

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

Management, working with the Board, provides an orientation process for new directors and coordinates director continuing education programs. The orientation programs are designed to familiarize new directors with the Company’s businesses, strategies and challenges and to assist new directors in developing and maintaining skills necessary or appropriate for the performance of their responsibilities. As part of the onboarding process, new directors meet individually with members of senior management and visit our facilities.

As appropriate, management prepares additional educational sessions for directors on matters relevant to the Company and its business, such as with respect to the global economy, acquisition practices, activism, artificial intelligence, and cybersecurity. Directors are also encouraged to participate in educational programs relevant to their responsibilities, including programs conducted by universities and other educational institutions, such as the National Association of Corporate Directors.

TRANSACTIONS WITH RELATED PERSONS

Our Board of Directors has adopted a written policy regarding transactions with related persons, which we refer to as our “related person transaction policy.” Our related person transaction policy requires that (i) any “related person transaction” (defined as any transaction, consistent with Item 404(a) of Regulation S-K, in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest) be approved by an approving body comprised of the disinterested members of our Board of Directors or any committee of the Board of Directors (provided that a majority of the members of the Board of Directors or such committee, respectively, are disinterested) and (ii) any employment relationship or transaction involving an executive officer and any related compensation be approved by the Compensation Committee or recommended by the Compensation Committee to the Board of Directors for its approval. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest.

FMR LLC (“Fidelity”) filed a Schedule 13G/A with the SEC on May 5, 2025 stating that it holds approximately 10.0% of the Company’s stock. An affiliate of Fidelity provides investment management and record keeping services to the Company’s 401(k) Plan. The participants in the 401(k) Plan paid $905,940 for record keeping services and $1,240,309 for investment management services to Fidelity in fiscal 2025. The investment management agreement was entered into on an arm’s-length basis.

Everett Holm, brother of George Holm, our Chairman and CEO, was employed by the Company as Vice President, Regional Operations during fiscal 2025. He retired on January 4, 2025. In fiscal 2025, he received total compensation of approximately $228,570, including salary, equity awards and customary employee benefits.

Benjamin Hoskins, son of Craig Hoskins, our Executive Vice President and Chief Development Officer, is employed by the Company as Vice President, Sales (Vistar). In fiscal 2025, he received total compensation of approximately $246,422, including salary, bonus, and customary employee benefits.

Jake Hoskins, son of Craig Hoskins, our Executive Vice President and Chief Development Officer, is employed by the Company as Manager, National Accounts. In fiscal 2025, he received total compensation of approximately $120,000, including salary, bonus, and customary employee benefits.

The compensation for each of Messrs. Holm and Benjamin and Jake Hoskins is commensurate with their peers’ compensation and established in accordance with the Company’s compensation practices applicable to employees with equivalent qualifications, experience, and responsibilities.

Cooperation Agreement with Sachem Head

On September 23, 2025, the Company entered into a cooperation agreement (the “Cooperation Agreement”) with Sachem Head Capital Management LP, Sachem Head LP and certain of their affiliates (collectively, “Sachem Head”).

Concurrently with the execution of the Cooperation Agreement, Sachem Head irrevocably withdrew its notice of nomination of candidates for election to the Board and business proposal intended to be presented at the Annual Meeting.

Pursuant to the Cooperation Agreement, the Board (i) increased the size of the Board from twelve (12) to thirteen (13) directors, (ii) appointed Scott D. Ferguson, a principal of Sachem Head, to the Board, with a term expiring at the Annual Meeting, and (iii) appointed Mr. Ferguson to the Audit and Finance Committee. The Company also agreed to include Mr. Ferguson on its slate of director nominees recommended by the Board for election at the Annual Meeting, subject to specified conditions.

35

CORPORATE GOVERNANCE

Additionally, pursuant to the Cooperation Agreement, Mr. Ferguson delivered to the Company an irrevocable resignation letter pursuant to which he will resign from the Board and all applicable committees thereof effective upon the earliest of (i) the date on which Sachem Head ceases to beneficially own a “net long position” that is at least 1.0% of the Company’s then outstanding shares of common stock and (ii) the date on which Sachem Head has been determined by a final non-appealable judgment of a court of competent jurisdiction to have materially breached any of its obligations under the Cooperation Agreement that has not been cured after written notice from the Company.

Under the Cooperation Agreement, until the Standstill Termination Date (as defined below), Sachem Head agreed to vote all shares of common stock beneficially owned by it and over which it has direct or indirect voting power in accordance with the Board’s recommendations with respect to (i) the election, removal and/or replacement of directors of the Company (other than any removal or replacement of Mr. Ferguson) and (ii) any other proposal submitted to stockholders; provided, however, that in the event both Institutional Shareholder Services Inc. and Glass Lewis & Co. recommend otherwise with respect to any Company-sponsored proposal submitted to stockholders (other than the election or removal of directors), Sachem Head will be permitted to vote in accordance with such recommendation; provided, further, that Sachem Head will be permitted to vote in its sole discretion with respect to any proposal to approve an extraordinary transaction.

Under the Cooperation Agreement, until the Standstill Termination Date, Sachem Head will be subject to customary standstill restrictions prohibiting it from, among other things, (i) acquiring, or offering or agreeing to acquire, aggregate beneficial ownership of and/or economic exposure to more than 4.9% of our common stock outstanding at such time (the “Ownership Cap”); provided, however that, having economic exposure to our common stock in excess of the Ownership Cap shall be permissible as long as such exposure is in the form of swaps or other derivative instruments referencing up to an additional 1.5% of our common stock outstanding at such time but only to the extent such swaps or other derivative instruments do not confer beneficial ownership of the referenced common stock, (ii) nominating, or recommending for nomination, any person for election to the Board, (iii) submitting any stockholder proposal for consideration at any stockholder meeting, (iv) knowingly initiating, encouraging or participating in any solicitation of proxies in respect of any director election contest or removal contest or in respect of any stockholder proposal for consideration at any stockholder meeting, or (v) conducting any type of referendum relating to the Company that is not consistent with the Board's recommendation, subject to certain exceptions. Sachem Head is not subject to the prohibition from holding derivative instruments applicable to directors, as contained in the Company’s Securities Trading Policy.

The Cooperation Agreement also includes customary mutual non-disparagement provisions.

The Cooperation Agreement will remain in place until the later of (i) thirty (30) days prior to the last date pursuant to which non-proxy access stockholder nominations for directors are permitted pursuant to the Bylaws in connection with the 2026 Annual Meeting, and (ii) twenty (20) days after the date on which Mr. Ferguson ceases to serve on the Board (such later date, the “Standstill Termination Date”).

36	2025 Proxy Statement

BETTER FOR

THE PLANET

BETTER FOR

OUR PEOPLE

BETTER FOR

YOU

We’re dedicated to being responsible stewards of the environment and reducing our environmental footprint by using natural resources efficiently and implementing sustainable practices across our supply chain.

Our associates are the
foundation of our success.
We’re committed to their
safety, well-being, and
ongoing development.

Through our focus on
food quality and nutrition, we
help support individuals and
communities in leading healthier lives. We’re also committed to giving back to the communities we serve.

CORPORATE GOVERNANCE

Sustainability

PFG is proud of the progress that we have made towards our sustainability goals. We believe that sustainable and responsible business practices are not only essential for the well-being of our planet and society but also crucial for our long-term success. Our Better for All approach is at the core of everything we do and defines our sustainability strategy across three pillars: Better for the Planet, Better for Our People, Better for You. By integrating these values into our operations, we aim to create lasting positive change and contribute to a more sustainable future for all stakeholders.

Key focus areas of our sustainability strategy include:

• Greenhouse gas emissions reduction • Fleet fuel management • Energy efficiency • Renewable energy • Responsible sourcing • Waste and packaging	• Associate development and well-being • Workplace culture • Occupational health and safety	• Food safety and attribute transparency • Giving back: community relations and engagement

37

CORPORATE GOVERNANCE

PERFORMANCE HIGHLIGHTS
•
Over 100 metric tons of carbon emissions reduced in fiscal 2025 through renewable energy projects at our Gilroy, CA facility
•
15% improvement in energy intensity among OpCos that have implemented recommendations from energy efficiency studies

PERFORMANCE HIGHLIGHTS
•
10% reduction in year-over-year recordable case rates (RCR) and accident per million miles (AMM)
•
341,000 associate recognitions given through our reward and recognition program in fiscal 2025

PERFORMANCE HIGHLIGHTS
•
200+ organizations supported by PFG and our associates nationwide over the last year
•
$3.6 million donated by PFG in fiscal 2025 for community support efforts, a 6% increase over the prior year

38	2025 Proxy Statement

Compensation OF DIRECTORS

Compensation of Directors

Each of our non-employee directors is entitled to annual compensation as follows:

•
Cash retainer of $105,000, payable in quarterly installments in arrears;
•
Additional cash retainer payable in quarterly installments in arrears for serving as the chair of a committee as follows:
•
$25,000 annual fee for the Audit and Finance Committee chair;
•
$20,000 annual fee for the Compensation Committee chair;
•
$20,000 annual fee for the Nominating and Corporate Governance Committee chair; and
•
$15,000 annual fee for the Technology and Cybersecurity Committee chair; and
•
Equity retainer of $180,000 in the form of (i) restricted stock units vesting in full on the earlier of: (a) the first anniversary of the date of grant and (b) the next regularly scheduled annual meeting of stockholders of the Company following the date of grant and subject to accelerated vesting in the event of a “change in control,” or (ii) deferred stock units that are settled on the earlier of (a) the date of a “separation from service” from the Company (within the meaning of Treasury Regulation § 1.409A-1(h) or successor guidance thereto) or (b) the occurrence of a “change in control”; and
•
Additional equity retainer of $100,000 on the same terms as described above for serving as the Lead Director.

Non-employee directors may defer all or a portion of their cash retainer, including additional fees paid to committee chairs, under the Performance Food Group Company Deferred Compensation Plan. Please see “Executive Compensation - Non-Qualified Deferred Compensation Plan” for more information. Non-employee directors may also elect to receive their cash retainer, including any additional fees paid to the committee chairs, in restricted stock units or deferred stock units on the same terms as described above, in lieu of cash. During fiscal 2025, if a director made this election, we granted restricted stock units or deferred stock units (as applicable) on the same date and on the same terms that restricted stock units or deferred stock units (as applicable) were granted for the non-employee directors' annual equity retainer.

Director Compensation for Fiscal 2025

The table below provides compensation information for our non-employee directors for the fiscal year ended June 28, 2025.

NAME	FEES EARNED OR PAID IN CASH ($)(1)	STOCK AWARDS ($)(2)	TOTAL ($)
BARBARA J. BECK(3)	62,500	305,017	367,517
DANIELLE M. BROWN(4)	53,365	180,011	233,377
WILLIAM F. DAWSON, JR.	105,000	180,011	285,011
MANUEL A. FERNANDEZ	105,000	280,082	385,082
LAURA FLANAGAN	105,000	180,011	285,011
MATTHEW C. FLANIGAN	130,000	180,011	310,011
KIMBERLY S. GRANT	122,283	180,011	302,294
JEFFREY M. OVERLY	107,717	180,011	287,729
DAVID V. SINGER	105,000	180,011	285,011
RANDALL N. SPRATT	120,000	180,011	300,011
WARREN M. THOMPSON	105,000	180,011	285,011

(1)
Amounts reported reflect cash retainer fees earned by our non-employee directors during fiscal 2025.
(2)
Represents the grant date fair value of restricted stock units, calculated in accordance with FASB ASC Topic 718, issued to our non-employee directors on November 19, 2024. The aggregate number of restricted stock units outstanding or deferred stock units, as applicable, as of June 28, 2025, for our non-employee directors was as follows: 3,682 deferred stock units for Ms. Beck, 2,173 restricted stock units for Ms. Brown, 2,173 deferred stock units for Mr. Dawson, 3,381 deferred stock units for Mr. Fernandez, 2,173 restricted stock units for Ms. Flanagan, 2,173 restricted stock units for Mr. Flanigan, 2,173 restricted stock units for Ms. Grant, 2,173 deferred stock units for Mr. Overly, 2,173 restricted stock units for Mr. Singer, 2,173 restricted stock units for Mr. Spratt, and 2,173 restricted stock units for Mr. Thompson.
(3)
Ms. Beck elected to receive her calendar 2025 cash retainer in deferred stock units.
(4)
Ms. Brown elected to participate in the Deferred Compensation Plan with respect to her calendar 2025 cash retainer.

39

Compensation OF DIRECTORS

Stock Ownership Guidelines

DIRECTORS

To align the interests of our Board of Directors with those of our stockholders, the Board of Directors believes that the non-employee members of our Board of Directors (the “Covered Directors”) should have a significant financial stake in the Company’s stock. To further that goal, we implemented stock ownership guidelines for our non-employee directors (the “Director Guidelines”). The Covered Directors are required to hold a specific level of equity ownership as outlined below:

Covered Directors’ Stock Ownership Multiples

The stock ownership level under the Director Guidelines, expressed as a multiple of the Covered Director’s annual cash retainer, is five times each Covered Director’s annual cash retainer.

5 times annual cash retainer

Retention Requirement

There is no required time period within which a Covered Director must attain the applicable stock ownership level under the Director Guidelines. However, until the applicable ownership level is achieved, a stock retention requirement of 100% of shares will apply.

100% of shares

The shares counted toward these ownership requirements include shares of common stock owned by the Covered Director and outstanding restricted stock, restricted stock units and deferred stock units.

These ownership requirements are set at levels that the Company believes are reasonable given the Covered Directors’ annual cash retainers. In addition, Meridian Compensation Partners, LLC, the independent compensation advisor to the Compensation Committee, reviewed our Director Guidelines and confirmed that they are consistent with the corresponding practices of our peer group. As of September 30, 2025, each of our directors has met the applicable ownership level, except for Ms. Brown, who was appointed as a director on June 28, 2024.

40	2025 Proxy Statement

Audit Matters

Audit Matters

PROPOSAL 02: Ratification of Independent Registered Public Accounting Firm
Your Board of Directors recommends that you vote "FOR" the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2026.

The Audit and Finance Committee has selected Deloitte & Touche LLP ("Deloitte") to serve as our independent registered public accounting firm for fiscal 2026. In selecting Deloitte, the Audit and Finance Committee evaluated Deloitte's technical competence, knowledge of our industry, quality of services, reputation and communication with management and the Audit and Finance Committee. The Audit and Finance Committee also confirmed Deloitte's independence and evaluated the firm's quality control procedures. The Audit and Finance Committee believes that the retention of Deloitte is in the best interests of the Company and its stockholders.

Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate governance and because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered as notice to the Board and the Audit and Finance Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit and Finance Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. A representative of Deloitte is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement if he or she desires to do so, and the representative is expected to be available to respond to appropriate questions.

The shares represented by your proxy will be voted “FOR” the ratification of the selection of Deloitte unless you specify otherwise.

Audit and Non-Audit Fees

The following table presents fees for professional services rendered by our independent registered public accounting firm, Deloitte, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates (collectively, “Deloitte & Touche”) for the fiscal years ended June 28, 2025 and June 29, 2024:

	2025	2024
Audit fees(1)	$3,400,000	$3,325,000
Audit-related fees(2)	815,000	45,000
Tax fees(3)	495,550	330,675
All other fees(4)	30,311	102,351
Total:	$4,740,861	$3,803,026

(1)
Includes the aggregate fees recognized in each of the last two fiscal years for professional services rendered for the audit of the Company’s annual financial statements and the reviews of financial statements, and the audit of the Company’s internal control over financial reporting. The fees are for services that are normally provided in connection with statutory or regulatory filings or engagements.
(2)
Includes fees billed in each of the last two fiscal years for services performed that are related to the Company’s SEC filings and other research and consultation services.
(3)
Includes the aggregate fees recognized in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning.
(4)
Includes fees related to the Company’s subscription to access online interpretive accounting guidance and pre-implementation evaluation services for the Company's planned ERP conversion.

41

Audit Matters

Pre-Approval Policy for Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence and the Audit and Finance Committee’s charter, the Audit and Finance Committee has responsibility for engaging, setting compensation for, and reviewing the performance of the independent registered public accounting firm. In exercising this responsibility, the Audit and Finance Committee has established procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm and pre-approves all audit and permitted non-audit services provided by the independent registered public accounting firm prior to each engagement.

Report of the Audit and Finance Committee

The Audit and Finance Committee operates pursuant to a charter that is reviewed annually by the Audit and Finance Committee. A brief description of the primary responsibilities of the Audit and Finance Committee is included in this Proxy Statement under “Board Structure—Board Committees—Audit and Finance Committee.” Under the Audit and Finance Committee charter, our management is responsible for the preparation, presentation and integrity of our financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with GAAP.

In the performance of its oversight function, the Audit and Finance Committee reviewed and discussed the audited financial statements of the Company with management and with the independent registered public accounting firm. The Audit and Finance Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable auditing standards adopted by the Public Company Accounting Oversight Board and the SEC. In addition, the Audit and Finance Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit and Finance Committee concerning independence, and discussed with the independent registered public accounting firm their independence.

Based upon the review and discussions described in the preceding paragraph, the Audit and Finance Committee recommended to the Board that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the fiscal year ended June 28, 2025 filed with the SEC.

Submitted by the Audit and Finance Committee of the Board of Directors:

Matthew C. Flanigan, Chair

Danielle M. Brown

William F. Dawson, Jr.

Laura Flanagan

David V. Singer

Randall N. Spratt

42	2025 Proxy Statement

Executive Officers of the Company

Executive Officers of the Company

Set forth below is certain information regarding each of our executive officers other than Mr. Holm, our Chairman and Chief Executive Officer, whose biographical information is presented under “Nominees for Election to the Board of Directors.”

Donald S. Bulmer Age: 60

EXECUTIVE VICE PRESIDENT AND CHIEF INFORMATION OFFICER

Don Bulmer was named PFG’s Executive Vice President and Chief Information Officer in March 2019, after serving on the senior leadership team of Vistar Corporation (“Vistar”) as Vice President of Corporate Information Technology for six years. Before joining Vistar, he held IT leadership roles in multiple industries, including ProBuild Holdings, the nation’s largest supplier of building materials; Gates Corporation, a manufacturer/ distributor of automotive parts; and Nupremis Inc., a start-up that provided hosting and managed services. Mr. Bulmer earned a bachelor’s degree in economics from Colorado State University and a master’s degree in management information systems from the University of Colorado at Denver.

Erika T. Davis Age: 61

EXECUTIVE VICE PRESIDENT AND CHIEF HUMAN RESOURCES OFFICER

Erika Davis joined Performance Food Group in July 2019. She has served as our Executive Vice President and Chief Human Resources Officer since 2019. Prior to joining the Company, she was with Owens & Minor, Inc., a global healthcare services company for 26 years. At Owens & Minor, Ms. Davis served in senior leadership roles including Chief Administrative Officer, Corporate Chief of Staff, Administration & Operations leader and Human Resources leader – a position she held for 12 years. Ms. Davis is a Certified Compensation Professional and holds a bachelor’s degree from the University of Richmond and a master’s in Public Administration from the University of North Carolina at Chapel Hill.

H. Patrick Hatcher Age: 55

EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Patrick Hatcher was promoted to Executive Vice President and Chief Financial Officer of Performance Food Group in August 2022 and fully transitioned to the role in January 2023. Previously, he served as the President & Chief Operating Officer of Vistar since January 2021. He joined Vistar in 2010, and during his time with Vistar, he also held the roles of Senior Vice President of Sales & Marketing and Chief Financial Officer. Prior to joining Vistar, Mr. Hatcher was the Director of Integration at MillerCoors, where he was responsible for driving sales and profitability. He also served as Director of Sales and Marketing Finance with Coors Brewing Company. He earned a bachelor’s degree in International Relations from Bucknell University and a master’s degree in Business Administration from Washington University’s Olin School of Business.

43

Executive Officers of the Company

Craig H. Hoskins Age: 64

EXECUTIVE VICE PRESEDIENT AND CHIEF DEVELOPMENT OFFICER

Craig Hoskins is PFG's Executive Vice President & Chief Development Officer, a role he assumed in January 2025. Previously, Craig served as President & Chief Operating Officer from January 2022, and as PFG Executive Vice President and President & CEO of PFG’s Foodservice segment starting in 2019. Before that, he was President & CEO of PFG Customized Distribution and a Senior Vice President of PFG in 2012, following a brief role as President & COO of Customized Distribution, transitioning from his role as SVP, Sales, for PFG. Mr. Hoskins joined PFG in 2008 through its merger with Vistar Corporation, where he held progressively responsible positions in sales and marketing, merchandising, purchasing and operations. Earlier in his career, he worked for Lange Sales and NW Transport. Mr. Hoskins holds a bachelor’s degree in business administration from the University of Northern Colorado and a master’s degree in marketing from the University of Colorado Denver. He is a past chair and long-time board member of the International Foodservice Distribution Association.

A. Brent King Age: 56

EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Brent King joined PFG as Executive Vice President, General Counsel and Secretary in March 2016. Prior to that, Mr. King most recently served as Vice President, General Counsel and Secretary for Tredegar Corporation, a global manufacturer of plastic films and aluminum extrusions. He previously was Vice President and General Counsel for Hilb Rogal and Hobbs Company, a publicly traded insurance and risk management broker (currently part of Willis Towers Watson). Mr. King began his career as a partner with the Williams Mullen law firm, where he practiced extensively in corporate law, capital formation, securities regulation, mergers, acquisitions and divestitures. Mr. King holds a bachelor’s degree in international relations from the University of Virginia and a Juris Doctor degree from the University of Richmond School of Law.

Scott E. McPherson Age: 55

PRESIDENT AND CHIEF OPERATING OFFICER

Scott E. McPherson is PFG's President and Chief Operating Officer (COO), a role he assumed in January 2025. He previously served as Chief Field Operations Officer (CFOO), where he oversaw the company’s primary business segments: Performance Foodservice, Core-Mark, and Vistar since January 2024. Mr. McPherson’s more than 30-year career includes a broad range of executive roles at Core-Mark, including Senior Vice President roles for the company’s U.S. Division, Corporate Development, Chief Operating Officer & President and Chief Executive Officer. Before becoming CFOO of PFG, Scott held the roles of PFG Executive Vice President and President & CEO of Convenience, providing leadership and direction to both Core-Mark and Vistar. Mr. McPherson graduated from Lewis & Clark College with a bachelor’s degree in Business Administration and from the University of Portland with a master’s degree in Business Administration.

44	2025 Proxy Statement

Stockholder Engagement

Stockholder Engagement

We believe that maintaining a dialogue with stockholders, bondholders, and sell-side analysts is critical to understanding their perspectives. We engage with our stockholders through various channels, including industry conferences, non-deal roadshows, and investor meetings. The events are typically attended by our Chairman and CEO, Executive Vice President and Chief Financial Officer, Vice President of Investor Relations and, on certain occasions, other members of our business and financial leadership team.

During fiscal 2025, we engaged with stockholders representing over 60% of our outstanding shares and 80% of our outstanding shares actively managed by institutional investors. Below is a selected sample of our engagements with our stockholders and the investment community during the fiscal year.

45

Executive Compensation

Executive Compensation

PROPOSAL 03: Advisory Vote on Named Executive Officer Compensation
Your Board of Directors recommends that you vote “FOR” the approval of the compensation paid to our named executive officers.

We are providing our stockholders with the opportunity to express their opinions on our executive compensation program through a non-binding advisory vote to approve the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion. While the results of the vote are non-binding and advisory in nature, the Board and the Compensation Committee intend to carefully consider the results of this vote.

The text of the resolution in respect of Proposal No. 3 is as follows:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion is hereby APPROVED.”

In considering their vote, stockholders should review with care the information on our compensation policies and decisions regarding the named executive officers presented in the Compensation Discussion and Analysis on pages 47– 65, as well as the discussion regarding the Compensation Committee on page 30.

We currently intend to hold the next non-binding advisory vote to approve the compensation of our named executive officers at our 2026 Annual Meeting, unless the Board modifies its policy of holding this vote on an annual basis.

46	2025 Proxy Statement

Executive Compensation

Report of the Human Capital and Compensation Committee

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on its review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2025.

Submitted by the Human Capital and Compensation Committee of the Board of Directors:

Barbara J. Beck, Chair
Manuel A. Fernandez
Kimberly S. Grant
Jeffrey M. Overly
Warren M. Thompson

Compensation Committee Interlocks and Insider Participation

During fiscal 2025, none of the members of our Compensation Committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

47

Executive Compensation

Compensation Discussion and Analysis

This section contains a discussion of the material elements of compensation awarded to, earned by, or paid to our Chairman and CEO, our Executive Vice President and Chief Financial Officer, and each of our three other most highly compensated executive officers who served in such capacities at the end of our fiscal year on June 28, 2025, collectively known as the “Named Executive Officers” or “NEOs.”

Our Named Executive Officers for fiscal 2025 were:

George L. Holm	H. Patrick Hatcher
CHAIRMAN AND CHIEF EXECUTIVE OFFICER	EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Scott E. McPherson	Craig H. Hoskins
PRESIDENT AND CHIEF OPERATING OFFICER	EXECUTIVE VICE PRESIDENT AND CHIEF DEVELOPMENT OFFICER

A. Brent King
EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE SECRETARY

Leadership Changes

On January 4, 2025, Patrick T. Hagerty retired from his position as Executive Vice President and Chief Commercial Officer of the Company. Following his retirement, Mr. Hagerty remained as a consultant to the Company until June 30, 2025.

On August 19, 2025, Craig H. Hoskins notified the Company of his intent to retire from his position as Executive Vice President and Chief Development Officer of the Company, effective January 5, 2026. Following his retirement, Mr. Hoskins will remain as a consultant to the Company through December 31, 2026.

EXECUTIVE SUMMARY

Our compensation philosophy remained unchanged in fiscal 2025. Our philosophy is to maintain effective compensation programs that are as simple and flexible as possible and that permit us to make responsive adjustments to changing market conditions and other internal and external factors. We strive to provide fair and competitive compensation that enables us to attract and retain high caliber executive talent necessary to achieve the continued growth and success of our business. Further, in designing our executive compensation programs, we intend to align executive officer compensation with stockholders’ interests, recognize individual accomplishments and contributions to our successful performance, and align executive management behind common objectives tied to overall Company performance.

48	2025 Proxy Statement

GENERATED CASE VOLUME GROWTH

For fiscal 2025, total case volume increased 8.5% compared to the prior fiscal year. Total organic case volume grew 2.1% compared to the prior fiscal year, due to a 4.6% increase in organic independent cases, growth in Performance Brands cases, and growth in cases sold to Foodservice's Chain business.

INCREASED NET SALES

Net sales for fiscal 2025 increased 8.6% to $63.3 billion. The increase in net sales was driven by recent acquisitions, including the acquisition of Cheney Brothers, an increase in cases sold (including a favorable shift in mix of cases sold) and an increase in selling price per case as a result of inflation.

IMPROVED GROSS PROFIT

Gross profit for fiscal 2025 increased 12.8% to $7.4 billion compared to the prior fiscal year. The increase in gross profit was primarily driven by recent acquisitions, including the acquisition of Cheney Brothers, cost of goods sold optimization, as well as a favorable shift in the mix of cases sold, including growth in the independent channel.

NET INCOME

The Company recorded net income of $340.2 million for fiscal 2025 compared to net income of $435.9 million for the prior fiscal year. The decrease was primarily due to an increase in depreciation and amortization and interest expense, partially offset by a decrease in income tax expense and gross profit contributions from recent acquisitions.

DILUTED EPS AND ADJUSTED DILUTED EPS(1)

Diluted EPS decreased 21.9% to $2.18 in fiscal 2025 compared to $2.79 for the prior fiscal year. Adjusted Diluted EPS increased 4.2% to $4.48 in fiscal 2025 compared to $4.30 for the prior fiscal year.

Business Highlights for Fiscal 2025

Executive Compensation

In determining the compensation of our executive officers, the Compensation Committee evaluates total overall compensation, as well as the mix of salary, cash bonus incentives, equity incentives, and other components, using a number of factors including the following:

•
compensation fairness and competitiveness among our peer group and industry, as well as retention considerations;
•
our financial and operating performance, measured by the attainment of strategic objectives and operating results at the Company level and, in certain circumstances, the business unit level;
•
the duties, responsibilities, performance, and contributions of each executive officer tied to the achievement of critical long-term strategic initiatives; and
•
historical cash and equity compensation levels.

49

COMPETITIVE COMPENSATION

ALIGNMENT WITH STOCKHOLDER INTERESTS

PAY FOR PERFORMANCE

Executive compensation is structured to include elements that link executives’ financial rewards to stockholder returns.

A significant portion of each executive’s compensation is “at-risk” and tied to overall Company, business unit, and individual performance.

We believe our executive compensation program provides a fair and competitive compensation opportunity that enables us to attract and retain high-caliber executive talent. We reward our executives appropriately for their contributions to our successful performance.

Executive Compensation

EXECUTIVE COMPENSATION PROGRAM OBJECTIVES AND OVERVIEW

Our current executive compensation program is intended to achieve two fundamental objectives:

•
attract, motivate, and retain high-caliber talent; and
•
align executive compensation with achievement of our overall business goals, and stockholder interests.

In structuring our current executive compensation program, we are guided by the following basic philosophies:

As described in more detail below, the material elements of our executive compensation program for NEOs include base salary, a cash incentive opportunity, a long-term equity incentive opportunity, and broad-based employee benefits. The NEOs may also receive severance payments and other benefits in connection with certain terminations of employment or a change in control of the Company. These individual compensation elements are intended to create a total compensation package for each NEO that we believe achieves our compensation objectives and provides competitive compensation opportunities.

Fiscal 2025 Executive Total Targeted Compensation Mix

ALL NEO COMPENSATION MIX

Base Salary: Compensation to recognize ongoing performance of job responsibilities.

Cash Incentive Opportunity: Compensation “at-risk” and designed to encourage the achievement of annual business goals.

Long-Term Equity Incentive Opportunity: Compensation “at-risk” and designed to encourage the creation of stockholder value and the achievement of long-term business goals.

50	2025 Proxy Statement

Executive Compensation

CEO COMPENSATION MIX	OTHER NEO COMPENSATION MIX

11%
Base Salary
17%
Annual Incentives
72%
Long-Term Incentives

19%
Base Salary
58%
Long-Term
Incentives
23%
Annual
Incentives

Compensation Practices

WHAT WE DO

Performance-Driven Pay: We allocate a significant ratio of target executive compensation opportunities to performance-based equity incentives that deliver value only if we achieve preset rigorous annual and long-term performance goals tied to stockholder value.

Pay Aligned to Peers: We target median compensation levels and benchmark market data of our peer group companies when making executive compensation decisions.

Annual Say-on-Pay: We hold an annual advisory Say-on-Pay vote concerning executive compensation, with 97%+ stockholder support over the past 5 years.

Clawbacks: Our clawback policy subjects sign-on grants, incentive cash, and/or equity awards to clawbacks in the event of a financial statement restatement or an error in the calculation of such incentive-based or equity-based compensation, regardless of fraud or misconduct.

Stock Ownership Requirements: We apply mandatory stock ownership guidelines for executive officers and directors.

Independent Compensation Consulting Firm Reports Directly to the Compensation Committee: Our Compensation Committee engages an independent compensation consulting firm, that does not provide any other services to our Company, to provide counsel, make recommendations and evaluate risk in our compensation programs.

Double-Trigger Severance Agreements: We maintain double-trigger equity award vesting acceleration upon involuntary termination following a change in control (“CIC”).

Robust insider trading requirements and restrictions: We maintain a Securities Trading Policy requiring directors, executive officers and certain other employees to pre-clear transactions in our securities with the General Counsel.

Annual Compensation Risk Assessment: We perform an annual risk assessment of our compensation programs with the assistance of our independent compensation consulting firm.

WHAT WE DON’T DO

No excise tax gross-ups upon a CIC for executive officers.

No modified single-trigger or single-trigger CIC severance agreements (we only use double-trigger CIC severance provisions).

No uncapped incentive compensation opportunities.

No hedging of shares by our directors or employees, including our executive officers.

No pledging of shares by our directors or executive officers.

No excessive perquisites.

No repricing of underwater stock options.

No dividends provided on unearned performance awards.

51

Executive Compensation

SAY ON PAY VOTE

In fiscal 2025, the Compensation Committee considered the outcome of the stockholder advisory vote on fiscal 2024 executive compensation when making decisions relating to the compensation of our NEOs and our executive compensation program and policies for fiscal 2025. Our stockholders voted at our 2024 Annual Meeting, in a non-binding, advisory vote, on the fiscal 2024 compensation paid to our NEOs. Approximately 99% of the votes were cast in favor of the Company’s fiscal 2024 NEO compensation decisions. After considering the results of the vote and other factors, the Compensation Committee decided to retain the compensation structure that we used in fiscal 2024, as we continued to focus our strategic initiatives on capturing synergies and growth from recent acquisitions, and safety progress.

At our 2024 Annual Meeting, stockholders showed strong support for our executive compensation programs with approximately 99% of the votes cast approving our advisory resolution.

SAY ON FREQUENCY VOTE

We provide our stockholders with the opportunity to vote on the frequency of say on pay voting at least once every six years. Our stockholders voted at our 2022 Annual Meeting, in a non-binding, advisory vote, on the frequency of say on pay voting. Approximately 98% of the votes were cast in favor of our holding an annual say on pay vote. We expect our next say on frequency vote to be held at our 2028 Annual Meeting of Stockholders.

52	2025 Proxy Statement

Executive Compensation

Executive Compensation ELEMENTS

## ELEMENTS OF EXECUTIVE COMPENSATION

The material elements of our executive compensation program for NEOs include base salary, an annual cash incentive opportunity, a long-term equity incentive opportunity, and broad-based employee benefits. We believe that each element of our executive compensation program helps us to achieve one or more of our compensation objectives.

### BASE SALARY

Base salary is the only fixed component of our executive compensation program for our NEOs. Base salaries (and any adjustments thereto) are determined each year at the discretion of the Compensation Committee based on performance, market competitiveness, and other relevant considerations.

### ANNUAL INCENTIVE

The annual incentive plan ("AIP") is a cash bonus program based on achievement against pre-established financial and strategic targets. The components of the fiscal 2025 AIP are as follows:

- Net Sales (40%)
- Adjusted EBITDA (40%)
- Strategic Initiatives (20%)

### LONG-TERM INCENTIVE

Annual equity grants directly link executive compensation to stockholder value. For fiscal 2025, the weight of stock awards to our NEOs was as follows:

- Time-based restricted stock (40%)
- Performance share awards tied to multi-year relative total shareholder return results (60%)

BASE SALARY AND YEAR OVER YEAR CHANGE

Base salaries are an important element of compensation because they provide the NEOs with a base level of income, which ensures a level of financial security, and promotes attraction and retention of top talent. Base salaries also form the basis for the calculation of the NEOs’ annual incentive plan award. During fiscal 2025, as a result of the evaluation described below under “—Compensation Determination Process,” the Compensation Committee determined to increase the base salary for each of our NEOs except for Mr. Holm as outlined in the table below.

Name	2025 Base Salary ($)	2024 Base Salary ($)	Change in Base Salary (%)
GEORGE L. HOLM	1,200,000	1,200,000	0.0%
H. PATRICK HATCHER	682,500	650,000	5.0%
CRAIG H. HOSKINS	708,750	675,000	5.0%
SCOTT E. MCPHERSON (1)	750,000	660,000	13.6%
A. BRENT KING	567,000	540,000	5.0%
(1)
Mr. McPherson's base salary increased to $693,000 at the beginning of fiscal 2025 and increased to $750,000 from $693,000 effective January 1, 2025.

53

Base

Salary

Target

Percentage

Earned

Amount as

% of Target

AIP

Payout

Executive Compensation

CASH BONUS OPPORTUNITIES

Annual Cash Bonus Opportunity

The AIP is a cash bonus program in which all of our NEOs are eligible to participate. The primary purpose of the AIP is to focus management on key measures that drive financial performance and provide competitive bonus opportunities tied to the achievement of our financial and strategic growth objectives.

Fiscal 2025 AIP

The Compensation Committee annually establishes a target annual bonus as a percentage of base salary, which may be adjusted in connection with an NEO’s promotion, performance, or based upon competitive conditions. For our NEOs, the target opportunity for AIP awards was based on the following components as compared to pre-established targets: (i) net sales growth for fiscal 2025 (40% of the overall AIP), (ii) Adjusted EBITDA growth for fiscal 2025 (40% of overall AIP), and (iii) strategic initiatives (20% of overall AIP). Payouts related to each metric for the fiscal 2025 AIP had a range from 50% of target payout upon achieving a threshold performance level to 200% of target payout upon achieving the maximum performance level.

We believe that tying part or all of the NEOs’ bonuses to Company-wide performance goals encourages collaboration across the executive leadership team. We believe using the net sales increases accountability of the financial health of the Company and more closely aligns with the focus of stockholders. We use Adjusted EBITDA as a measure of financial performance because we believe that it provides a reliable indicator of our strategic growth and the strength of our cash flow and overall financial results.

With respect to the strategic initiatives performance measure, the Compensation Committee designed the achievement of strategic goals to be challenging, but achievable with strong and consistent performance. The strategic goals were based on the completion of certain enterprise initiatives to support the Company’s growth and enhance long-term stockholder value, including safety improvement and increases in Foodservice cases sold to Convenience customers .

HOW AIP IS CALCULATED

54	2025 Proxy Statement

Executive Compensation

The payout percentage of target earned for the AIP was determined by calculating our actual achievement against the performance targets based on the pre-established goals set forth in the following table:

PERFORMANCE MEASURE	METRICS	TARGET PAYOUT OF THE OVERALL AIP	THRESHOLD	TARGET	MAXIMUM	PAYOUT OF % OF TARGET
Profitability	Net Sales					137.9%
	Adjusted EBITDA					97.9%
Strategic Initiatives	Accidents per Million Miles					128.75%
	Recordable Case Rates
	Foodservice into Convenience
Total		100%				120.0%

The AIP performance targets and goals exclude Cheney Bros., Inc., which was acquired by the Company during fiscal 2025. As noted in the table above, the net sales goal was exceeded based on actual performance versus the pre-established target, although adjusted EBITDA actual results were slightly below the pre-established target. In addition, the Compensation Committee confirmed achievement of 200% of the safety strategic initiatives metric based upon year-over-year improvement in accidents per million miles and recordable case rates versus pre-established targets. The Compensation Committee further confirmed achievement of 57.5% of the Foodservice into Convenience strategic initiative metric based upon increases in Foodservice cases sold to Convenience customers against pre-established targets.

NOTES:

•
The maximum payout for all metrics is 200% of target. Net sales and Adjusted EBITDA financial metrics were achieved at 137.9% and 97.9%, respectively, as shown above. Strategic initiatives performance metrics were achieved at 128.75% as shown above.
•
Net Sales is defined as fiscal 2025 gross sales plus excise taxes minus sales returns and minus sales incentives that we offer to our customers, such as rebates and discounts that are offsets to gross sales.
•
Adjusted EBITDA is defined as fiscal 2025 net income before interest expense, income taxes, depreciation and amortization and further adjusted to exclude certain items.

55

Executive Compensation

The following table illustrates the calculation of the cash bonus paid to each NEO under the fiscal 2025 AIP in light of these performance results and achievement of strategic objectives.

	Full Fiscal Year 2025 Base Salary(1)	Target Bonus %	AIP Target Opportunity	Payout % of Target	Fiscal Year 2025 AIP Payout(2)
GEORGE L. HOLM Chairman & Chief Executive Officer	$1,200,000	160%	$1,920,000	120.0%	$2,304,946
H. PATRICK HATCHER EVP & Chief Financial Officer	$682,500	100%	$682,500	120.0%	$819,336
CRAIG H. HOSKINS EVP & Chief Development Officer	$708,750	135%	$956,813	120.0%	$1,148,647
SCOTT E. MCPHERSON President & Chief Operating Officer	$721,030	135%	$973,391	120.0%	$1,168,549
A. BRENT KING EVP, General Counsel & Secretary	$567,000	100%	$567,000	120.0%	$680,679
(1)
Mr. McPherson's full fiscal year 2025 base salary has been prorated to reflect Mr. McPherson's salary increase to $750,000 from $693,000 effective January 1, 2025.
(2)
Due to rounding, the AIP Target Opportunity and Payout % of Target do not recalculate precisely to the Fiscal Year 2025 AIP Payout.

In addition to the 2025 AIP, on May 16, 2025, the Compensation Committee awarded Mr. King a discretionary cash bonus of $30,000. The Compensation Committee awarded the discretionary cash bonus to Mr. King in recognition of his leadership in outstanding M&A results regarding regulatory matters.

LONG-TERM EQUITY INCENTIVE AWARDS

We believe that the NEOs’ long-term compensation should be directly linked to the value we deliver to our stockholders. Equity awards to the NEOs are designed to provide long-term incentive opportunities over a period of several years and align compensation with the creation of stockholder value and achievement of business goals.

We make annual grants under our 2024 Omnibus Incentive Plan that provide a mix of performance shares and time-based restricted stock. Previously, our executives received grants under our 2015 Omnibus Incentive Plan until the approval of the 2024 Omnibus Incentive Plan at the 2024 Annual Meeting in November 2024.

For fiscal 2025, to support the goal of continued executive stock ownership and enhance the focus on performance, the weight of restricted stock awards for senior management was 40% and the weight of performance share awards tied to multi-year performance results for senior management, including our NEOs, was 60%.

Annual award levels are established based on a review of competitive market practice, internal equity considerations and other factors as the Compensation Committee deems appropriate.

Fiscal 2025 Long-Term Equity Incentive Grants

For fiscal 2025, the Compensation Committee approved the following long-term equity incentive awards to each of the NEOs as follows:

NAME	TOTAL GRANT VALUE ($)	PERFORMANCE SHARES	RESTRICTED STOCK
GEORGE L. HOLM	8,000,107	50,110	43,058
H. PATRICK HATCHER	1,600,028	10,227	8,753
CRAIG H. HOSKINS	2,750,064	17,578	15,044
SCOTT E. MCPHERSON	2,050,088	10,227	14,076
A. BRENT KING	1,200,110	7,671	6,565

56	2025 Proxy Statement

Executive Compensation

Subject to the recipient’s continued service with the Company through each applicable vesting date:

•
one third of the shares of time-based restricted stock will vest on each anniversary of the date of grant; and
•
performance shares will vest on the date the Compensation Committee certifies the Company’s performance, subject to the recipient’s continued service to the Company through the end of the performance period (which began on June 30, 2024, and ends on July 3, 2027), if the applicable performance goals are attained.

See “—Treatment of Equity Awards in Connection with a Change in Control or Qualifying Termination” for a more detailed description of the material terms of these awards and a description of the potential vesting of these awards that may occur in connection with certain terminations of employment.

Performance Shares

For the performance shares, 100% of the award will be earned based on achievement of total stockholder return (TSR) relative to companies in the Russell 1000 Index that are publicly-traded throughout each TSR measurement period. For each of the three TSR measurement periods, the Company’s TSR is calculated as (i) (a) the average closing price of a share of our common stock over the 20 trading day period ending on (and including) the last date of the TSR measurement period (assuming dividends are reinvested) minus (b) the price of a share of our common stock at the beginning of the performance period (the “Beginning Share Price”) divided by (ii) the Beginning Share Price (“Relative TSR”). Relative TSR is expressed as a relative percentile ranking of the Company among the TSR of companies in the Russell 1000 Index over the TSR measurement period. Each TSR measurement period is weighted as shown below.

The Compensation Committee believes that the performance goals for the performance shares are reasonably attainable yet provide an appropriate incentive to maximize our performance and stockholder value. To that end, the Compensation Committee requires performance levels above median (i.e., 60th percentile) to attain target payout levels. The Compensation Committee believes that achievement of maximum performance against the goals would require exceptional corporate performance over the performance period.

For the performance share awards granted in August 2024, the earned amounts will be determined based on the following performance and payout scales during each of the TSR measurement periods:

PERFORMANCE	RELATIVE TSR RANKING	TARGET PAYOUT %
Threshold	30th percentile	25%
Target	60th percentile	100%
Maximum	80th percentile	200%

The total payout will be capped at 100% if performance is negative over the cumulative three-year measurement period. For performance percentages between the levels set forth above, the resulting payout percentage would be adjusted on a linear interpolation basis.

57

Executive Compensation

For the most recently completed performance cycle (ended June 28, 2025) for awards granted in August 2022 (the “2022 Performance Grants”), the earned amounts were determined based on the following performance and payout scales:

PERFORMANCE	RELATIVE TSR RANKING	TARGET PAYOUT %
Threshold	40th percentile	50%
Target	60th percentile	100%
Outstanding/Maximum	80th percentile	200%

The table below sets forth the Company's Relative TSR ranking as compared to the Russell 1000 Index during the performance period ended June 28, 2025, which resulted in a payout of 171.60% of target of the 2022 Performance Grants.

Measurement Period	Weight	Percentile Rank of the Russell 1000 Index	Performance Multiplier
One-year measurement period ended July 1, 2023	25%	69.06%	145.30%
Two-year measurement period ended June 29, 2024	25%	71.07%	155.37%
Three-year measurement period ended June 28, 2025	50%	78.57%	192.86%
Weighted average payout of the three nested measurement periods			171.60%

The table below sets forth the shares earned by the NEOs for the 2022 Performance Grants based on actual performance during the performance period and the payout scales above:

NAME	2022-2025 RELATIVE TSR SHARES
GEORGE L. HOLM	90,768
H. PATRICK HATCHER	24,206
CRAIG H. HOSKINS	41,603
SCOTT E. MCPHERSON	15,890
A. BRENT KING	16,642

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Executive Compensation

BENEFITS AND PERQUISITES

We provide to all our employees, including our NEOs, broad-based benefits that are intended to attract and retain employees while providing them with retirement and health and welfare security. Broad-based employee benefits include:

•
a 401(k) savings plan (the “401(k) plan”);
•
medical, dental, vision, life and accident insurance, disability coverage, dependent care and healthcare flexible spending accounts; and
•
employee assistance program benefits.

We maintain the 401(k) plan, a qualified contributory retirement plan, that is intended to qualify as a profit-sharing plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). Eligible employees, including our NEOs, may contribute up to 50% of their eligible compensation, subject to statutory limits imposed by the Code. We are also permitted to make profit-sharing contributions and matching contributions, and currently provide for matching contributions equal to 100% of employee contributions up to 3.5% of eligible compensation. Our contributions to the 401(k) plan are made subject to certain minimum requirements specified in the 401(k) plan. All matching contributions by us become vested on the four-year anniversary of the participant’s hire date. As of January 1, 2009, the 401(k) plan merged with the Self-Directed Tax Advantaged Retirement (STAR) Plan of PFGC, Inc. Employees employed on or before December 31, 2008, are also eligible for an annual contribution based on the employee’s salary and years of service (a “STAR Contribution”). Messrs. Holm and Hoskins are the only NEOs eligible to receive the additional STAR Contributions.

In addition, at no cost to the employee, we provide an amount of basic life and accident insurance coverage valued at one times annual salary up to a maximum of $1 million combined benefit.

We also provide our NEOs with limited perquisites and personal benefits that are not generally available to all employees, such as an annual auto allowance, eligibility to participate in our executive health programs, reimbursement of relocation expenses, temporary housing allowances, and limited spouse travel, lodging and meals associated with certain business functions. We provide these limited perquisites and personal benefits in order to further our goal of attracting and retaining our executive officers. The benefits and perquisites not generally available to all employees that were provided to our NEOs in fiscal 2025 are reflected in the “All Other Compensation” column of the Summary Compensation Table and the accompanying footnote in accordance with SEC rules.

SEVERANCE AND OTHER BENEFITS

We believe that severance protections can play a valuable role in attracting and retaining high-caliber talent. In the competitive market for executive talent, we believe severance payments and other termination benefits are an effective way to offer executives financial security to offset the risk of foregoing an opportunity with another company. Consistent with our objective of using severance payments and benefits to attract and retain executives, our Executive Severance Plan approved in May 2020 (the “Severance Plan”) provides our executives who enter into the related Executive Severance Plan Participation Agreement (the “Participation Agreement”) with severance benefits that we believe (i) will permit us to better attract and/or continue to employ high-caliber talent, (ii) are more aligned with those severance benefits offered at our peers, and (iii) are more aligned with broader market trends. The Severance Plan replaced the NEOs’ previous severance arrangements.

Each of our NEOs is eligible for the Severance Plan benefits. See “Potential Payments Upon Termination or Change in Control” for descriptions of these potential benefits.

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Executive Compensation

COMPENSATION DETERMINATION PROCESS

Responsible Party	Primary Roles and Responsibilities
Compensation Committee

The Compensation Committee, which is composed entirely of independent directors, is responsible for establishing, maintaining, and administering our compensation and benefit policies and determines the compensation for our NEOs (for our CEO, the Compensation Committee recommends the compensation of our CEO for Board approval). Our CEO is not a member of the Compensation Committee and does not participate in deliberations regarding his compensation. The Compensation Committee uses several resources in making decisions regarding executive compensation, and these resources are described in the following paragraphs. See “Board Structure - Board Committees - Human Capital and Compensation Committee” for more information regarding the Compensation Committee’s responsibilities.

Independent Compensation Consultant

In fiscal 2025, the Compensation Committee retained Meridian Compensation Partners, LLC (“Meridian”), an independent compensation consulting firm, as its compensation consultant to advise on executive and non-employee director compensation matters and provide information and advice regarding market trends, competitive compensation programs, and strategies, including:

•
Assessing management’s recommendations for changes to our compensation structure;
•
Providing annual market data for each NEO position, including evaluating the Company’s compensation strategy and reviewing and confirming the peer group used to prepare the market data;
•
Providing information on executive compensation trends, regulatory developments and emerging best practices;
•
Providing advice on our incentive plan documents; and
•
Conducting an annual compensation risk assessment.

During fiscal 2025, Meridian reported directly to the Chair of the Compensation Committee and did not provide any services that were unrelated to executive compensation. Meridian attends all meetings where the Compensation Committee evaluates the overall effectiveness of the executive compensation programs or where the Compensation Committee analyzes or approves executive compensation.

In connection with engaging Meridian, the Compensation Committee considered the independence of Meridian in light of the standards embodied in SEC rules and NYSE listing standards. The Compensation Committee took into account these considerations, along with other factors relevant to the firm’s independence from management, and concluded that Meridian was independent and the engagement of Meridian would not raise any conflict of interest.

Our CEO

Our CEO, with the assistance of Meridian and our Executive Vice President and Chief Human Resources Officer, provides recommendations to the Compensation Committee with respect to compensation decisions for our NEOs (other than with respect to his own position). In preparing recommendations to the Compensation Committee, our CEO consults benchmarking data and other market surveys conducted by Meridian and our Human Resources Department. No officer, including our CEO and our Executive Vice President and Chief Human Resources Officer, has a role in determining his or her own compensation.

Human Resources Department

Our Human Resources Department, led by our Executive Vice President and Chief Human Resources Officer, works with our independent compensation consultant to compile benchmarking data, including peer group analysis and market studies, in order to provide preliminary recommendations with respect to base salary, annual incentive and long-term incentive program design and target award levels for our NEOs and other employees eligible to receive such incentive awards.

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Executive Compensation

Peer Group

Meridian evaluated the competitiveness of our executive and non-employee director compensation programs using peer group compensation data of the following peer group companies:

2025 Peer Group

Albertsons Companies

Arrow-Electronics, Inc.

Avnet, Inc.

Archer-Daniels-Midland Company

Bunge Limited

CDW Corporation

Compass Group PLC

Dollar General Corporation

Dollar Tree, Inc.

Genuine Parts Company

Mondelez International, Inc.

TD SYNNEX Corporation

Sysco Corporation

The Kraft Heinz Company

Tyson Foods, Inc.

United Natural Foods, Inc.

US Foods Holding Corp.

WESCO International, Inc.

This peer group is composed of companies of similar size and stature in our foodservice distribution industry or related industries. With respect to fiscal 2025 compensation decisions, Albertsons Companies and The Kraft Heinz Company were added to the peer group and Pilgrim's Pride Corporation and W.W. Grainger, Inc. were removed from the peer group to reflect the current size and scope of the Company.

Meridian analyzed total target direct compensation (comprised of base salary, target cash bonus opportunity, and long-target long-term equity incentive opportunity) levels for senior executives benchmarked against the fiscal 2025 peer group. The Compensation Committee then used the market data as a reference point for evaluating executive compensation levels. Based on this evaluation, Meridian recommended, and the Compensation Committee determined, to set total target direct compensation (comprised of base salary, target cash bonus opportunity, and long-target long-term equity incentive opportunity) at levels that, in the aggregate, approximate or lag the median of the peer group.

ANNUAL COMPENSATION PROGRAM RISK ASSESSMENT

In August 2025, the Compensation Committee (with the assistance of management and Meridian) completed its annual review of our compensation programs and practices and concluded that the risks arising from such programs are not reasonably likely to have a material adverse effect on our operations. While risk is inherent in any strategy for growth, the Company’s programs minimize risk through the following design elements, among others:

•
Annual total compensation benchmarking relative to appropriate data sources and adjusted for size;
•
Multiple financial performance goals in the annual incentive plan with reasonable maximum payout limits;
•
Compensation Committee discretion to adjust payouts, as needed;
•
Appropriate balance of fixed and at-risk compensation, as well as an appropriate balance of cash and equity-based compensation;
•
Stock grants that occur each year, with overlapping performance cycles and multi-year vesting;
•
Use of relative TSR in the long-term plan to balance internally-set financial goals in the short-term plan;
•
Compensation Committee that is actively involved in setting short- and long-term incentive performance targets and payout intervals, typically over a series of meetings;

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Executive Compensation

•
A clawback policy that applies to both cash and equity, as described under “—Clawback Policy” below;
•
Existence of stock ownership guidelines and holding requirements, as described under “—Stock Ownership Guidelines” below;
•
Reasonable severance arrangements, as described under “—Severance and Other Benefits” above; and
•
Anti-hedging policy and anti-pledging policy for directors and executive officers, as described under “—Hedging and Pledging Policies” below.

INSIDER TRADING POLICY

The Company maintains a Securities Trading Policy that governs transactions involving the Company's securities by the Company's directors, executive officers and employees, and their respective related persons. The Company’s Securities Trading Policy requires directors, executive officers, and employees to consult with the Company’s General Counsel prior to engaging in certain transactions involving the Company’s securities. The Company’s Securities Trading Policy is designed to promote compliance with insider trading laws, rules and regulations and the NYSE Listing Standards that are applicable to the Company.

HEDGING AND PLEDGING POLICIES

The Company’s Securities Trading Policy prohibits directors, executive officers, and employees from hedging or monetization transactions, including through the use of financial instruments such as exchange funds, variable forward contracts, equity swaps, puts, calls, and other derivative instruments, or through the establishment of a short position in the Company’s securities. The Company’s Securities Trading Policy also prohibits directors and executive officers from pledging Company securities.

CLAWBACK POLICY

In August 2019, we adopted a Clawback Policy that allows us to recoup incentive-based compensation from our current or former executive officers under certain circumstances. In August 2023, we amended the Clawback Policy to implement the recently updated NYSE listing standards that were approved by the SEC effective October 2, 2023. Pursuant to the policy, we will recoup any incentive-based or equity-based compensation paid or granted to an executive officer in the event of a required accounting restatement of a financial statement of the Company (whether or not based on fraud or misconduct) due to material noncompliance of the Company with any financial reporting requirement under the U.S. federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. We may also recoup any incentive-based or equity-based compensation paid or granted to an executive officer in the event of an error in the calculation of such incentive-based or equity-based compensation as a result of a restatement in financial statements or otherwise.

EMPLOYMENT AGREEMENTS

We do not typically enter into formal employment agreements with our executive officers. However, as noted below, we have an employment agreement with Mr. Holm. For the employment agreement and offer letters, the Severance Plan supersedes any similar provisions in such agreements.

SUMMARY OF EMPLOYMENT AGREEMENT OF MR. HOLM

Mr. Holm’s employment agreement provides that he serves as President and Chief Executive Officer for an initial term of three years that automatically extends for successive automatic one-year periods, unless we or Mr. Holm elect not to extend the term by providing 30 days’ advance notice.

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Executive Compensation

Mr. Holm’s employment agreement establishes: (1) an initial base salary, subject to discretionary annual increases; (2) eligibility to receive an annual bonus, with a target amount equal to 100% of his base salary if performance targets set by the Compensation Committee are achieved, which he may elect to receive as shares of our common stock; and (3) a requirement that he purchase $2 million of our common stock. Mr. Holm is also entitled to participate in all employee benefit and fringe plans made available to our employees generally.

Mr. Holm’s employment agreement also contains restrictive covenants, including an indefinite covenant not to disclose confidential information and not to disparage us, and, during Mr. Holm’s employment and for the one-year period following the termination of his employment, covenants related to non-competition and non-solicitation of our employees, customers, or suppliers.

Mr. Holm, like our other NEOs, is also eligible for severance benefits following certain terminations of employment pursuant to the Severance Plan. See “Potential Payments Upon Termination or Change in Control” for a description of these provisions.

NON-QUALIFIED DEFERRED COMPENSATION PLAN

In January 2020, the Board of Directors adopted the Performance Food Group Company Deferred Compensation Plan (as amended on February 14, 2023 and August 21, 2024, the “Deferred Compensation Plan”) under which (i) individuals whose position qualifies for an equity grant under the 2015 or 2024 Omnibus Incentive Plans for the fiscal year that ends within the Deferred Compensation Plan’s year or (ii) members of the Board of Directors can defer (a) receipt of up to 50% of his or her base salary for employees or 100% of his or her cash retainer for directors and/or (b) up to 75% of his or her payout under the AIP.

Each of our NEOs is eligible to participate in the Deferred Compensation Plan. Patrick Hatcher participated in the Deferred Compensation Plan during fiscal 2025. Messrs. Holm, Hoskins, King and McPherson did not participate in the Deferred Compensation Plan during fiscal 2025.

The following table provides information regarding executive contributions and related company matches, earnings, and account balances under the Deferred Compensation Plan for Mr. Hatcher during fiscal year 2025. Mr. Hatcher did not make any withdrawals or receive any distributions under the Deferred Compensation Plan with respect to fiscal year 2025.

Name	Executive Contributions ($)(1)	PFG Contributions ($)(2)	Aggregate Earnings ($)(3)	Aggregate Withdrawals/Distributions ($)	Aggregate Balance at June 28, 2025 ($)(4)
H. PATRICK HATCHER	7,225	—	7,039	—	59,120
(1)
Amounts in this column are included in either the “Salary” or “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
(2)
Amounts in this column are included in the “All Other Compensation” column of the Summary Compensation Table.
(3)
Amounts in this column are not included in the Summary Compensation Table as the Deferred Compensation Plan provides participants with a subset of investment elections available to all eligible employees under the Company's 401(k) Plan.
(4)
The aggregate balance reflects $20,088 of contributions previously reported as compensation for Mr. Hatcher in the Summary Compensation Table in prior years.

A participant in the Deferred Compensation Plan may elect a distribution date, subject to the limitations imposed by the Deferred Compensation Plan committee, on which deferred amounts (including discretionary employer contributions, to the extent applicable) will be paid (or commence in the case of installments); provided, however, that all deferral accounts will be paid (or commence in the case of installments) in the event of the participant’s separation of service, death or disability. With respect to distribution, a participant’s deferral account will be paid, at the election of the participant, either in (i) a lump sum or (ii) annual installments over a period of five (5), ten (10) or fifteen (15) years. In February 2023, the Deferred Compensation Plan was amended to allow participants to change the timing and/or the form of payment of a previous election made by the participant for a distribution upon a specified date at least five (5) years from the date such payment would otherwise have been made, subject to certain conditions.

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Executive Compensation

Participants in the Deferred Compensation Plan are eligible, but not guaranteed, to receive discretionary employer contributions, which will generally vest in accordance with the vesting schedule under the Performance Food Group Employee Savings Plan. A participant who is making a deferral election will be asked to specify the distribution date and form of payment with respect to any discretionary employer contributions that such participant may receive for the applicable Deferred Compensation Plan year. Any discretionary employer contributions that are not vested as of a participant’s separation from service shall immediately be forfeited at such time. The Company will establish an account on each participant’s behalf to track his or her deferrals. Each participant may choose from a variety of investment fund options available under the Deferred Compensation Plan and the account will be adjusted based on the performance of the applicable funds and the investment directions. The investment choices may be changed in accordance with the rules and procedures established by the Deferred Compensation Plan committee.

Any such deferral elections are irrevocable for the applicable Deferred Compensation Plan year other than in the event a participant receives a distribution from the Deferred Compensation Plan due to an unforeseeable emergency.

64	2025 Proxy Statement

Executive Compensation

Stock Ownership Guidelines

Executive Officers

To align the interests of our management with those of our stockholders, the Board of Directors requires that certain of our executive officers (the “Covered Executives”) have a significant financial stake in the Company’s stock in accordance with our stock ownership guidelines (the “Guidelines”). The Covered Executives are required to hold a specific level of equity ownership as outlined below:

EXECUTIVES	TIER ONE	TIER TWO
The Guidelines will apply to the Covered Executives in the following tiers	Chief Executive Officer	Chief Financial Officer and Executive Vice Presidents and Senior Vice Presidents who are direct reports of the CEO

Covered Executives’ Stock Ownership Multiples
The stock ownership levels under the Guidelines, expressed as a multiple of the Covered Executive’s base annual salary rate as of January 1st of the year, are as follows:

Retention Requirement
There is no required time period within which a Covered Executive must attain the applicable stock ownership level under the Guidelines. However, until the applicable ownership level is achieved, these retention requirements will apply:

	100% of shares	50% of shares

The shares counted toward these ownership requirements include shares of common stock owned directly by the Covered Executive and outstanding restricted stock and restricted stock units.

These ownership requirements are set at levels that the Company believes are reasonable given the respective salaries and responsibility levels of the Covered Executives. As of September 30, 2025, each of the NEOs has met the applicable ownership level.

Tax impact on compensation

Income Deduction Limitations

Section 162(m) of the Code generally sets a limit of $1 million on the amount of compensation that the Company may deduct for federal income tax purposes in any given year with respect to the compensation of each of the NEOs. The Compensation Committee believes that the tax deduction limitation should not be permitted to compromise its ability to design and maintain executive compensation arrangements that will attract and retain the executive talent to compete successfully. Accordingly, achieving the desired flexibility in the design and delivery of compensation may result in compensation that, in certain cases, is not deductible for federal income tax purposes.

In fiscal 2025 the Company paid, and in fiscal 2026 the Compensation Committee expects the Company to pay, certain NEOs compensation that exceeds $1 million in value. The Compensation Committee believes that this compensation is necessary in order to maintain the competitiveness of the total compensation package and, as a result, has determined that it is appropriate, even though certain amounts of fiscal 2025 and fiscal 2026 compensation, respectively, will not be deductible for federal income tax purposes.

Section 409a Of The Internal Revenue Code

Section 409A of the Code imposes significant additional taxes in the event that an executive officer, director, or service provider becomes entitled to non-qualified deferred compensation that does not satisfy the restrictive conditions of the provision. Although the Company makes no guarantees with respect to exemption from, or compliance with, Section 409A of the Code, we have designed all of our non-qualified deferred compensation arrangements with the intention that they are exempt from, or otherwise comply with, the requirements of Section 409A of the Code.

65

Tabular Executive Compensation Disclosure

Tabular Executive

Compensation Disclosure

Summary Compensation Table

The following table presents summary information regarding the total compensation awarded to, earned by, or paid to each of our NEOs for the fiscal years indicated.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
GEORGE L. HOLM	2025	1,200,000	—		8,000,107	2,304,946	156,009	11,661,062
Chairman and	2024	1,200,000	—		7,000,153	2,089,427	73,469	10,363,049
Chief Executive Officer	2023	1,167,308	—		6,000,052	2,260,401	59,782	9,487,543
H. PATRICK HATCHER	2025	676,250	—		1,600,028	819,336	68,014	3,163,628
Executive Vice President and	2024	630,769	—		1,600,054	754,515	77,092	3,062,430
Chief Financial Officer	2023	486,898	—		1,600,080	625,443	34,797	2,747,218
CRAIG H. HOSKINS	2025	702,260	—		2,750,064	1,148,647	89,128	4,690,099
Executive Vice President and	2024	665,385	—		2,750,054	979,419	82,281	4,477,139
Chief Development Officer	2023	605,750	—		2,750,049	784,861	54,174	4,194,834
SCOTT E. MCPHERSON	2025	712,962	—		2,050,088	1,168,549	72,927	4,004,526
President and	2024	646,927	—		1,200,108	855,527	37,695	2,740,257
Chief Operating Officer	2023	606,602	—		1,000,081	766,048	20,014	2,392,745
A. BRENT KING	2025	561,808	30,000	(5)	1,200,110	680,679	36,077	2,508,674
Executive Vice President,
General Counsel and Secretary

(1)
Effective August 15, 2024, Mr. Hatcher’s salary was increased to $682,500, Mr. Hoskins's salary was increased to $708,750, and Mr. King's salary was increased to $567,000. Effective January 1, 2025, Mr. McPherson's salary was increased to $750,000.
(2)
Amounts shown in this column include the grant date fair value, calculated in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 and using the assumptions discussed in Note 18, “Stock-based Compensation,” of the audited financial statements in our Annual Report, of the performance shares and restricted stock granted in fiscal 2025, as described under “Compensation Discussion and Analysis—Long-Term Equity Incentive Awards—Fiscal 2025 Long-Term Equity Incentive Grants.” With respect to the performance shares granted in fiscal 2025, 100% vest according to Relative TSR. Therefore, they are subject to market conditions as defined under FASB ASC Topic 718 and are not subject to performance conditions as defined under FASB ASC Topic 718. Accordingly, they have no maximum grant date fair values that differ from the grant date fair values presented in the table.
(3)
Amounts shown in this column reflect amounts earned under our AIP.
(4)
Amounts reported under All Other Compensation for fiscal 2025 include: (i) contributions to our 401(k) plan on behalf of our NEOs, including annual STAR Contributions under our 401(k) plan, as follows: Mr. Holm, annual STAR Contribution of $16,500; Mr. Hatcher, matching contributions of $12,103; Mr. Hoskins, matching contribution of $12,513 and annual STAR Contribution of $16,500; Mr. McPherson, matching contribution of $12,789; and Mr. King, matching contribution of $13,598; (ii) annual auto allowances, as follows: $24,000 for Mr. Holm and $18,000 each for Mr. Hatcher, Mr. Hoskins, Mr. McPherson, and Mr. King; (iii) fees for participation in our executive health programs; (iv) the incremental additional cost of spouse travel and meals for business events to which spouses are invited (including a related “gross-up” for payment of taxes in the amount of $48,580 for Mr. Holm, $8,053 for Mr. Hatcher, $14,692 for Mr. Hoskins, $9,711 for Mr. McPherson, and $1,520 for Mr. King) for Mr. Holm ($106,940), Mr. Hatcher ($19,737), Mr. Hoskins ($40,959), Mr. McPherson ($33,018), and Mr. King ($3,446); (v) gifts (including a tax “gross-up” related to gifts in the amount of $2,978 for Mr. Hatcher, $249 for Mr. Hoskins, $200 for Mr. McPherson, and $248 for Mr. King) for Mr. Hatcher ($9,592), Mr. Hoskins ($553), Mr. McPherson ($509), and Mr. King ($550); and (vi) amounts with respect to the payment of life insurance premiums as follows: $569 for Mr. Holm, $582 for Mr. Hatcher, $604 for Mr. Hoskins, $612 for Mr. McPherson, and $483 for Mr. King.
(5)
Discretionary one-time cash bonus in recognition of Mr. King's leadership in outstanding M&A results regarding regulatory matters.

66	2025 Proxy Statement

Tabular Executive Compensation Disclosure

Fiscal 2025 Grants of Plan-Based Awards

The following table sets forth information concerning grants of plan-based awards to our NEOs during fiscal 2025.

			ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK	GRANT DATE FAIR VALUE OF STOCK
NAME	GRANT DATE	AWARD TYPE	THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	OR UNITS (#)(3)	AWARDS ($)(4)
GEORGE L.		2025 AIP	960,000	1,920,000	3,840,000
HOLM	8/21/2024	Performance Shares				12,528	50,110	100,220		4,800,037
	8/21/2024	Restricted Stock							43,058	3,200,071
H. PATRICK		2025 AIP	341,250	682,500	1,365,000
HATCHER	8/15/2024	Performance Shares				2,557	10,227	20,454		960,008
	8/15/2024	Restricted Stock							8,753	640,019
CRAIG H.		2025 AIP	478,406	956,813	1,913,625
HOSKINS	8/15/2024	Performance Shares				4,395	17,578	35,156		1,650,047
	8/15/2024	Restricted Stock							15,044	1,100,017
SCOTT E.		2025 AIP	486,695	973,391	1,946,781
MCPHERSON	8/15/2024	Performance Shares				2,557	10,227	20,454		960,008
	8/15/2024, 1/1/2025	Restricted Stock							14,076	1,090,079
A. BRENT		2025 AIP	283,500	567,000	1,134,000
KING	8/15/2024	Performance Shares				1,918	7,671	15,342		720,077
	8/15/2024	Restricted Stock							6,565	480,033

(1)
Amounts represent awards payable under our AIP. See “Compensation Discussion and Analysis—Executive Compensation Program Elements—Cash Bonus Opportunities—Annual Cash Bonus Opportunity” above for a description of our AIP. Actual amounts paid under our fiscal 2025 AIP are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
(2)
Reflects the number of shares that will vest for the applicable level of performance under the performance share portion of the fiscal 2025 grants made pursuant to the 2015 Omnibus Incentive Plan, the terms of which are summarized under “Compensation Discussion and Analysis—Long-Term Equity Incentive Awards—Fiscal 2025 Long-Term Equity Incentive Grants.”
(3)
Reflects the time-based restricted stock portion of the fiscal 2025 grants made pursuant to the 2015 Omnibus Incentive Plan, the terms of which are summarized under “Compensation Discussion and Analysis—Long-Term Equity Incentive Awards—Fiscal 2025 Long-Term Equity Incentive Grants.”
(4)
The grant date fair value of the performance shares that vest according to Relative TSR was computed in accordance with FASB ASC Topic 718 as of the grant date.

67

Tabular Executive Compensation Disclosure

Narrative to Summary Compensation Table and Fiscal 2025 Grants of Plan-Based Awards

OUTSTANDING EQUITY AWARDS AT 2025 FISCAL YEAR-END

The following table sets forth information regarding outstanding equity awards made to our NEOs as of June 28, 2025.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)(7)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)(5)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
GEORGE L. HOLM	9/30/2015	106,308	—	19.00	9/30/2025
	8/9/2016	194,131	—	26.57	8/9/2026
	9/21/2017	120,679	—	28.80	9/21/2027
	9/10/2018	105,070	—	32.50	9/10/2028
	8/25/2022							90,768	7,939,477
	8/25/2022					15,511	1,356,747
	8/23/2023							110,894	9,699,898
	8/23/2023					30,276	2,648,242
	8/21/2024							100,220	8,766,243
	8/21/2024					43,058	3,766,283
H. PATRICK HATCHER	8/25/2022							16,642	1,455,676
	8/25/2022					2,844	248,765
	8/25/2022							7,564	661,623
	8/25/2022					3,877	339,121
	8/22/2023							25,628	2,241,681
	8/22/2023					6,997	612,028
	8/15/2024							20,454	1,789,111
	8/15/2024					8,753	765,625
CRAIG H. HOSKINS	8/25/2022							41,603	3,639,014
	8/25/2022					7,109	621,824
	8/22/2023							44,048	3,852,879
	8/22/2023					12,025	1,051,827
	8/15/2024							35,156	3,075,095
	8/15/2024					15,044	1,315,899

68	2025 Proxy Statement

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)(5)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
SCOTT E. MCPHERSON	9/2/2022							15,890	1,389,898
	9/2/2022					2,716	237,569
	8/22/2023							19,222	1,681,348
	8/22/2023					5,248	459,043
	8/15/2024							20,454	1,789,111
	8/15/2024					8,753	765,625
	1/1/2025					5,323	465,603
A. BRENT KING	9/21/2017	7,865	—	28.80	9/21/2027
	9/10/2018	12,669	—	32.50	9/10/2028
	8/25/2022							16,642	1,455,676
	8/25/2022					2,844	248,765
	8/22/2023							17,620	1,541,221
	8/22/2023					4,811	420,818
	8/15/2024							15,342	1,341,965
	8/15/2024					6,565	574,241

(1)
Represents fully vested time-vesting and time and performance-vesting options. Options in this column granted on September 30, 2015, represent time and performance-vesting options granted pursuant to the 2007 Amended and Restated Management Option Plan (the “2007 Management Option Plan”). Options in this column granted on August 9, 2016, September 21, 2017, and September 10, 2018 represent time-vesting options granted pursuant to the 2015 Omnibus Incentive Plan.
(2)
Represents time-vesting restricted stock granted pursuant to the 2015 Omnibus Incentive Plan. Restricted stock in this column vests in three equal annual installments on each of the first three anniversaries of the date of grant, subject to continued service, except for the one-time grant of restricted stock in connection with Mr. Hatcher's promotion dated August 25, 2022 which vests in total at the end of the three-year vesting period.
(3)
Based on $87.47, the closing price of our common stock on June 27, 2025, the last trading day on the NYSE of fiscal 2025.
(4)
The performance shares granted on August 25, 2022 and September 2, 2022 vested based on the Company’s achievement of the Relative TSR performance measure with respect to the period that began on July 3, 2022, and ended on June 28, 2025, as determined by the Compensation Committee on August 19, 2025. subject to continued service. As of June 28, 2025, the achievement level with respect to Relative TSR was between target and maximum performance. Accordingly, the number of shares reported in the table reflects the actual amounts based on 171.60% of target performance for Relative TSR.
(5)
The performance shares granted on August 22, 2023 and August 23, 2023, will vest, if at all, based on the Company’s achievement of the Relative TSR performance measure with respect to the period that began on July 2, 2023, and ends on June 27, 2026, as determined by the Compensation Committee following the end of fiscal 2026, subject to continued service. As of June 28, 2025, the achievement level with respect to Relative TSR was between target and maximum performance. Accordingly, the number of shares reported in the table reflects amounts based on maximum performance for Relative TSR. The actual number of shares that will vest with respect to the performance shares is not yet determinable.
(6)
The performance shares granted on August 15, 2024 and August 21, 2024, will vest, if at all, based on the Company’s achievement of the Relative TSR performance measure with respect to the period that began on June 30, 2024, and ends on July 3, 2027, as determined by the Compensation Committee following the end of fiscal 2027. As of June 28, 2025, the achievement level with respect to Relative TSR was between target and maximum performance. Accordingly, the number of shares reported in the table reflects amounts based on maximum performance for Relative TSR. The actual number of shares that will vest with respect to the performance shares is not yet determinable.

69

Tabular Executive Compensation Disclosure

FISCAL 2025 OPTION EXERCISES AND STOCK VESTED

The following table provides information with respect to our NEOs regarding options exercised and stock vested during fiscal 2025.

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)	NUMBER OF SHARES ACQUIRED ON VESTING (#)(2)	VALUE REALIZED ON VESTING ($)(3)
GEORGE L. HOLM	212,613	13,941,360	134,818	9,911,915
H. PATRICK HATCHER	—	—	7,556	558,992
CRAIG H. HOSKINS	—	—	61,532	4,547,771
SCOTT E. MCPHERSON	—	—	12,944	972,085
A. BRENT KING	29,265	1,700,027	28,168	2,066,389

(1)
We report the value realized on exercise as the difference between the fair market value of the shares acquired on exercise and the exercise price of the stock option.
(2)
Represents the vesting of one third of the shares of time-based restricted stock granted on August 17, 2021, January 1, 2022, February 16, 2022, August 25, 2022, September 2, 2022, August 22, 2023, and August 23, 2023. Additionally, the performance shares granted on August 17, 2021, January 1, 2022, and February 16, 2022 vested based on the Company’s achievement of the performance metric (Relative TSR) with respect to the period that began on July 4, 2021 and ended on June 29, 2024, as determined by the Compensation Committee on August 15, 2024. The achievement level with respect to Relative TSR was between target and maximum performance. Accordingly, the number of shares reported in the table reflect the actual amounts based on 185.56% of target performance for Relative TSR.
(3)
Represents the value realized on each grant’s respective vesting date.

FISCAL 2025 PENSION BENEFITS AND NON-QUALIFIED DEFERRED COMPENSATION

We have no pension benefits for our executive officers, including our NEOs. Please see "Non-Qualified Deferred Compensation Plan" above for disclosure regarding our Deferred Compensation Plan.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We have agreed to provide payments or other benefits to our NEOs under certain scenarios related to a termination of employment pursuant to the terms of the Severance Plan and pursuant to the agreements under which equity awards have been granted. This section describes those payments and benefits and events that trigger them.

70	2025 Proxy Statement

Severance Arrangements and Restrictive Covenants

Severance Arrangements with George L. Holm, H. Patrick Hatcher, Craig H. Hoskins, Scott E. McPherson and A. Brent King. Each of Messrs. Holm, Hatcher, Hoskins, McPherson and King has entered into the Participation Agreement and are, therefore, participants in the Severance Plan. The Severance Plan provides that if a participant’s employment is terminated by the Company or an affiliate without “Cause” or by the participant for “Good Reason” (each term as defined in the Severance Plan), the participant will be entitled to certain severance payments based on the participant’s “tier” level, as set forth below:

•
Mr. Holm is entitled to receive cash severance equal to 2.0 times his salary if his employment is terminated without Cause or if he resigns with Good Reason (the “Tier 1 Non-CIC Termination Benefits”), in addition to any (i) annual bonus that has been earned but remains unpaid, and (ii) expenses that are reimbursable under the expense reimbursement policies of the Company (collectively, the “Standard Termination Benefits”). If Mr. Holm’s employment is terminated without Cause or he resigns with Good Reason within 90 days before or 24 months after a Change in Control (as defined in the Severance Plan), then, in addition to the Standard Termination Benefits and the Tier 1 Non-CIC Termination Benefits, Mr. Holm will receive an additional amount of cash severance benefit equal to 2.0 times his target bonus.
•
Each of Messrs. Hatcher, Hoskins, McPherson and King (each, a “Tier 2 Participant”) is entitled to receive cash severance equal to 1.5 times his salary if the Tier 2 Participant’s employment is terminated without Cause or the Tier 2 Participant resigns with Good Reason (the “Tier 2 Non-CIC Termination Benefits”), in addition to the Standard Termination Benefits. If the Tier 2 Participant’s employment is terminated without Cause or if the Tier 2 Participant resigns with Good Reason within 90 days before or 24 months after a Change in Control, then, in addition to the Standard Termination Benefits and the Tier 2 Non-CIC Termination Benefits, the Tier 2 Participant will receive an additional amount of cash severance benefit equal to the sum of 0.5 times the Tier 2 Participant’s salary plus 2.0 times the Tier 2 Participant’s target bonus.

A participant who is entitled to receive cash severance benefits under the Severance Plan will also be entitled to receive monthly COBRA supplements equal to the monthly payment that former employees of the Company are required to pay for COBRA coverage for the same type and level of coverage that was in effect for the participant and his or her qualified beneficiaries on the date the participant’s employment with the Company and its affiliates ended minus monthly payment that the participant paid for such coverage immediately before such employment ended.

The provision of payments and benefits described above is conditioned upon (i) a participant’s execution of a release of claims following the termination of the participant’s employment with the Company and its affiliates, and (ii) a participant’s agreement not to compete with the Company or solicit its employees or customers for one year following termination of employment, and not to use or disclose the Company’s confidential information. Any breach by a participant of the terms of the participant’s non-compete, non-solicit and confidentiality provisions will constitute a material breach of the Severance Plan, resulting in the waiver or forfeiture of all rights to future payments and benefits under the Severance Plan and may require the participant to repay to us amounts previously paid to the participant under the Severance Plan.

71

Tabular Executive Compensation Disclosure

Treatment of Equity Awards in Connection with a Change in Control or Qualifying Termination

In addition to the payments and benefits described above, the agreements pursuant to which equity awards have been granted to the NEOs contain provisions for accelerated vesting. More specifically, immediately prior to a “change in control,” any outstanding and unvested stock options and time-based restricted stock will become fully vested to the extent the acquiring or successor entity does not assume, continue, or substitute for the stock options and time-based restricted stock. If the recipient’s employment is terminated by us without cause or the recipient resigns with good reason within 18 months following a “change in control,” any outstanding and unvested stock options and time-based restricted stock will become fully vested (to the extent the acquiring or successor entity assumes, continues, or substitutes for the stock options and time-based restricted stock). On a “change in control,” any outstanding and unvested performance shares will be converted to time-based restricted stock that will vest on the third anniversary of the date of grant (“Converted Awards”). Such conversion will be based on the target award opportunity if the “change in control” occurs prior to the 18-month anniversary of the start of the performance period or after the 18-month anniversary of the start of the performance period if the actual performance is not measurable on the date of the “change in control”; otherwise, the conversion will be based on the actual performance at the time of the “change in control.”

Vesting of the Converted Awards will be accelerated if the acquiring or successor entity does not assume, continue or substitute for the Converted Awards or if the recipient’s employment is terminated by us without cause or the recipient resigns with good reason within 18 months following a “change in control” (to the extent the acquiring or successor entity assumes, continues or substitutes for the stock options and restricted stock).

Any outstanding and unvested time-based restricted stock will become fully vested in the event of the recipient’s termination of employment due to death. If a recipient’s termination is a result of a qualifying retirement on or after the nine-month anniversary of the grant date or a recipient terminates as a result of his or her disability, time-based restricted stock granted on or after August 15, 2024 will continue to vest in accordance with the vesting schedule. If a recipient’s termination is a result of a qualifying retirement on or after the first anniversary of the grant date or a recipient terminates as a result of his or her disability, time-based restricted stock granted before August 15, 2024 will continue to vest in accordance with the vesting schedule. Any outstanding and unvested performance shares will become fully vested at target performance upon the recipient’s termination of employment due to death. If the recipient’s termination is as a result of his or her disability, any outstanding and unvested performance shares will pay out based on actual performance at the end of the performance period. Any outstanding and unvested performance shares will pay out pro-rata based on actual performance at the end of the performance period in the event of the recipient’s termination of employment due to a qualifying retirement. Upon any other termination of employment, all unvested time-based restricted stock and performance shares will be forfeited.

A qualifying retirement is the voluntary resignation of an employee on or after (i) attaining age 65 or (ii) the date that the sum of (x) the employee’s age and (y) the number of the employee’s years of service with the Company is at least 72, provided the employee has reached a minimum age of 55.

The following table shows the value to our NEOs of benefits provided (i) assuming termination outside a change in control period as of June 27, 2025, the last business day of fiscal 2025 (or, if inside a change in control period, where the change in control is not consummated) (“Eligible Termination”), (ii) assuming termination inside a change in control period as of June 27, 2025, the last business day of fiscal 2025 (“Change in Control”), (iii) upon a qualifying retirement as of June 27, 2025, the last business day of fiscal 2025 (“Retirement”), (iv) upon death as of June 27, 2025, the last business day of fiscal 2025 (“Death”) and (v) upon disability as of June 27, 2025, the last business day of fiscal 2025 (“Disability”).

72	2025 Proxy Statement

The amounts shown in the table do not include payments and benefits to the extent they are provided generally to all salaried employees upon termination of employment and do not discriminate in scope, terms, or operation in favor of the NEOs. These include accrued but unpaid salary and distributions of vested plan balances under our 401(k) savings plan.

	Cash Severance Payment ($)(1)	Continuation of Group Health Plans ($)	Value of Equity Acceleration Under 2015 Omnibus Incentive plan ($)(2)	Total ($)
GEORGE L. HOLM
Eligible Termination	4,704,946	17,020	—	4,721,966
Change in Control	8,544,946	17,020	26,928,427	35,490,393
Retirement	—	—	15,417,929	15,417,929
Death	—	—	21,631,069	21,631,069
Disability	—	—	23,540,276	23,540,276
H. PATRICK HATCHER
Eligible Termination	1,843,086	17,020	—	1,860,106
Change in Control	3,549,336	17,020	6,556,839	10,123,195
Retirement	—	—	3,766,633	3,766,633
Death	—	—	5,214,786	5,214,786
Disability	—	—	5,485,856	5,485,856
CRAIG H. HOSKINS
Eligible Termination	2,211,772	11,116	—	2,222,888
Change in Control	4,479,772	11,116	10,880,831	15,371,718
Retirement	—	—	6,473,859	6,473,859
Death	—	—	8,574,159	8,574,159
Disability	—	—	9,428,829	9,428,829
SCOTT E. MCPHERSON
Eligible Termination	2,293,549	11,116	—	2,304,665
Change in Control	4,693,549	11,116	5,396,986	10,101,651
Retirement	—	—	2,776,065	2,776,065
Death	—	—	4,473,041	4,473,041
Disability	—	—	4,363,703	4,363,703
A. BRENT KING
Eligible Termination	1,531,179	17,020	—	1,548,199
Change in Control	2,948,679	17,020	4,456,422	7,422,120
Retirement	—	—	2,626,957	2,626,957
Death	—	—	3,533,701	3,533,701
Disability	—	—	3,883,581	3,883,581

(1)
For an Eligible Termination, cash severance payment represents (i) 2.0 times base salary as of the date of termination in the case of Mr. Holm and 1.5 times base salary as of the date of termination in the case of Messrs. Hatcher, Hoskins, McPherson, and King and (ii) any annual bonus that has been earned but remains unpaid.

For a Change in Control, cash severance payment represents (i) 2.0 times base salary as of the date of termination in the case of each of Messrs. Holm, Hatcher, Hoskins, McPherson, and King, (ii) 2.0 times target bonus for each of Messrs. Holm, Hatcher, Hoskins, McPherson, and King, and (iii) any annual bonus that has been earned but remains unpaid.

(2)
Amounts reported under “Retirement”, “Death” and “Disability” reflect the value of the acceleration of the grants under the 2015 Omnibus Incentive Plan upon a termination due to a qualifying retirement, death, or disability. See “Treatment of Equity Awards in Connection with a Change in Control or Qualifying Termination.” Amounts reported under “Change in Control” reflect the value of the acceleration of grants under the 2015 Omnibus Incentive Plan upon a qualifying termination following a “change in control”. The performance shares granted on August 25, 2022 and September 2, 2022 reflect accelerated vesting for the Relative TSR awards at 171.60% of target performance. The performance shares granted on August 22, 2023 and August 23, 2023 reflect accelerated vesting for the Relative TSR awards above target for Change in Control, Retirement (on a pro-rata basis), and Disability and at target performance for Death. The performance shares granted on August 15, 2024, and August 21, 2024 reflect accelerated vesting for the Relative TSR awards at maximum for Retirement (on a pro-rata basis) and Disability and at target performance for Change in Control and Death. However, performance shares granted on August 22, 2023, August 23, 2023, August 15, 2024 and August 21, 2024 would pay out based on actual performance at the end of their respective performance periods.

73

Tabular Executive Compensation Disclosure

CEO Pay Ratio Disclosure

For fiscal 2025, the annual total compensation of our CEO was $11,681,655 and the annual total compensation of our median employee, other than our CEO, was $86,047. As a result, we estimate the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee for fiscal 2025 was 136 to 1.

To identify the median employee, we used the following methodology:

•
We determined that, as of June 28, 2025, our employee population (including employees of our consolidated subsidiaries) totaled approximately 38,139 full-time, part-time and temporary employees in North America. As permitted under SEC rules, we excluded from our employee population 4,270 associates who became employees of the Company during fiscal 2025 due to acquisitions completed during the fiscal year.
•
To identify the median employee from our employee population, we first determined the amount of each employee’s annual total compensation for fiscal 2025. For this purpose, annual total compensation refers to the sum of an employee’s annual salary and wages and fiscal 2025 bonus paid under the AIP. In making this determination, we annualized the compensation of any full-time employees who were hired in fiscal 2025 but did not work for us for the entire fiscal year.
•
We then identified our median employee from our employee population by arraying and sorting our employee population from highest to lowest annual total compensation and then choosing the employee whose annual total compensation ranked in middle of the population.
•
After identifying our median employee, we calculated the annual total compensation for the median employee and for the CEO in the following manner:

The median employee’s annual total compensation was calculated based on the same methodology used to determine our NEOs’ annual total compensation as reported in the Summary Compensation Table included on page 66 of this Proxy Statement plus the value of the median employee’s fiscal 2025 health and welfare benefits (i.e., $13,756).

The annual total compensation of the CEO was based on the amount reported for the CEO in the “Total” column of our Summary Compensation Table included on page 66 of this Proxy Statement plus the value of the CEO’s fiscal 2025 health and welfare benefits (i.e., $20,593).

In calculating pay ratios, the SEC allows companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions reflecting their unique employee populations. Therefore, our reported pay ratio may not be comparable to that reported by other companies due to differences in industries and geographical dispersion, as well as the different estimates, assumptions, and methodologies applied by other companies in calculating their pay ratios.

Our Practices Related to Grants of Certain Equity Awards Close in Time to the Release of Material Non-Public Information

Our executive compensation program has not included awards of stock options as a component of our long-term incentive plan since 2018. We have no policy, program, practice, or plan pertaining to the timing of stock option grants to our NEOs with respect to the release of material non-public information. We also have not timed the release of material non-public information for the purpose of affecting the value of any executive or director compensation, and we have no plan to do so.

74	2025 Proxy Statement

Pay Versus Performance

The following table provides information regarding “compensation actually paid” to the Company’s CEO and other NEOs, along with the cumulative TSR of the Company and the S&P MidCap 400 Food, Beverage & Tobacco Index, the Company’s net income, and the Company’s Adjusted EBITDA, which is considered the most important financial measure used by the Company to link compensation actually paid to the Company’s NEOs to Company performance. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered fiscal year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion and Analysis.

					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(1)(5)	Average Summary Compensation Table Total for Other NEOs(2)	Average Compensation Actually Paid to Other NEOs(2)(5)	Company Total Shareholder Return(3)	Peer Group Total Shareholder Return(3)	Net Income (in millions)	Adjusted EBITDA(4) (in millions)
Fiscal 2025	$11,661,062	$22,419,019	$3,591,732	$6,267,110	$313.74	$138.91	$340.2	$1,766.9
Fiscal 2024	$10,363,049	$12,212,482	$3,325,622	$3,851,723	$237.12	$143.00	$435.9	$1,506.1
Fiscal 2023	$9,487,543	$16,029,890	$2,676,478	$3,979,424	$216.07	$141.90	$397.2	$1,363.4
Fiscal 2022	$8,660,511	$8,228,369	$3,245,862	$3,196,126	$169.80	$127.29	$112.5	$1,019.8
Fiscal 2021	$8,228,550	$14,307,114	$2,564,703	$3,763,424	$172.13	$149.38	$40.7	$625.3

(1)
The amounts in these columns reflect the Summary Compensation Table and Compensation Actually Paid totals, respectively, for Mr. Holm for fiscal years 2021–2025. Mr. Holm was our principal executive officer for fiscal 2021-2025. See footnote 5 below for additional information on the calculation of “compensation actually paid.”
(2)
The amounts in these columns reflect the average Summary Compensation Table and average Compensation Actual Paid totals, respectively, for our non-CEO NEOs. For fiscal 2025, our non-CEO NEOs were Messrs. Hatcher, Hoskins, McPherson, and King. For fiscal 2024, our non-CEO NEOs were Messrs. Hatcher, Hagerty, Hoskins and McPherson. For fiscal 2023, our non-CEO NEOs were Messrs. Hatcher, Hope, Hagerty, Hoskins and McPherson. For fiscal 2022 and 2021, our non-CEO NEOs were Messrs. Hope, Hagerty, Hoskins and King. See footnote 5 below for additional information on the calculation of “compensation actually paid.”
(3)
The calculation of TSR is based on the value of an initial fixed investment of $100 from the beginning of fiscal 2021 through the end of fiscal 2025 in the table, assuming reinvestment of dividends. The peer group TSR is represented by the S&P MidCap 400 Food, Beverage & Tobacco Industry Group Index.
(4)
Adjusted EBITDA is a non-GAAP financial measure. Please see Appendix A at the end of this Proxy Statement for the definitions of non-GAAP financial measures and reconciliations of such non-GAAP financial measures to their respective most directly comparable financial measures calculated in accordance with GAAP.
(5)
SEC rules require certain adjustments be made to the Summary Compensation Table amounts to calculate the “compensation actually paid” amounts. The following table details these adjustments:

Year	Executives	Summary Compensation Table Total	Deduct Stock Awards(a)	Add Equity Award Adjustment(b)	Compensation Actually Paid

Fiscal 2025	CEO	$11,661,062	$8,000,107	$18,758,064	$22,419,019
	Other NEOs	$3,591,732	$1,900,073	$4,575,451	$6,267,110
Fiscal 2024	CEO	$10,363,049	$7,000,153	$8,849,586	$12,212,482
	Other NEOs	$3,325,622	$1,787,568	$2,313,669	$3,851,723
Fiscal 2023	CEO	$9,487,543	$6,000,052	$12,542,399	$16,029,890
	Other NEOs	$2,676,478	$1,390,058	$2,693,004	$3,979,424
Fiscal 2022	CEO	$8,660,511	$5,000,035	$4,567,893	$8,228,369
	Other NEOs	$3,245,862	$1,800,088	$1,750,352	$3,196,126
Fiscal 2021	CEO	$8,228,550	$5,350,123	$11,428,687	$14,307,114
	Other NEOs	$2,564,703	$1,237,613	$2,436,334	$3,763,424

(a)
Represents the amounts reported in the Stock Awards column in the Summary Compensation Table.
(b)
SEC rules require certain adjustments be made to equity awards totals to determine “compensation actually paid.”
(i)
add the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year;

75

Tabular Executive Compensation Disclosure

(ii)
add the amount of change in fair value as of the end of the applicable year (from the end of the prior fiscal year) of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year;
(iii)
add, for awards that are granted and vest in the same applicable year, the fair value as of the vesting date;
(iv)
add, for awards granted in prior years that vest in the applicable year, the amount equal to the change in fair value as of the vesting date (from the end of the prior fiscal year);
(v)
subtract, for awards granted in prior years that fail to meet the applicable vesting conditions during the applicable year, the amount equal to the fair value at the end of the prior fiscal year; and
(vi)
add the dollar value of any dividends or other earnings paid on equity awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. This adjustment is not applicable to PFG as no dividends are paid on equity.

The following table details these adjustments.

		Unvested Awards		Vested Awards
Year	Executives	Year End Fair Value of Equity Awards Granted During Year and Outstanding and Unvested at Year End ($)	Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards at Year End ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested During Year ($)	Change as of Vesting Date From Prior Year End of Prior Awards That Vested During Year ($)	Deduct Forfeited Awards (Fair Value at End of Prior Year) ($)	Equity Award Adjustment ($)
Fiscal 2025	CEO	10,920,488	6,838,285	—	999,291	—	18,758,064
	Other NEOs	2,603,002	1,757,434	—	215,015	—	4,575,451
Fiscal 2024	CEO	6,692,674	1,939,171	—	217,741	—	8,849,586
	Other NEOs	1,727,913	474,155	—	111,601	—	2,313,669
Fiscal 2023	CEO	7,211,752	4,890,740	—	746,381	(306,474)	12,542,399
	Other NEOs	1,682,870	920,813	—	177,154	(87,833)	2,693,004
Fiscal 2022	CEO	5,225,446	(258,337)	—	(177,714)	(221,502)	4,567,893
	Other NEOs	1,881,048	(53,935)	—	(39,573)	(37,188)	1,750,352
Fiscal 2021	CEO	7,720,265	2,682,515	—	1,102,538	(76,631)	11,428,687
	Other NEOs	1,786,194	477,960	—	184,548	(12,368)	2,436,334

76	2025 Proxy Statement

RELATIONSHIP BETWEEN PAY AND FINANCIAL PERFORMANCE

The following charts provide a graphic representation of the relationship between compensation actually paid (CAP) to our CEO and other NEOs (as calculated above) and the performance measures included in the Pay versus Performance Table (Total Shareholder Return, Peer Group Total Shareholder Return, Net Income, and Adjusted EBITDA).

Compensation Actually Paid vs. Total Shareholder Return
CAP ($M)
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$350
$300
$250
$200
$150
$100
Total Shareholder Return
Value of Initial Fixed $100 Investment
2021
2022
2023
2024
2025
CAP to CEO
CAP to non-CEO NEOs
5 Year TSR
5 Year Peer TSR

Compensation Actually Paid vs. Net Income
CAP ($M)
$25.0
$20.0
$15.0
$10.0
$5.0
$-
Net Income ($M)
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
2021
2022
2023
2024
2025
CAP to CEO
CAP to non-CEO NEOs
Net Income

77

Tabular Executive Compensation Disclosure

Compensation Actually Paid vs. Adjusted EBITDA
CAP ($M)
Adjusted EBITDA ($M)
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$2,000.0
$1,800.0
$1,600.0
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$-
2021
2022
2023
2024
2025
CAP to CEO
CAP to non-CEO NEOs
Adjusted EBITDA

FINANCIAL PERFORMANCE MEASURES

The three items listed below represented the most important financial performance measures used by the Compensation Committee to link the “compensation actually paid” to our CEO and other NEOs in fiscal 2025 to Company performance, as further described in the “Cash Bonus Opportunities” and “Long-Term Equity Incentive Awards” sections of our Compensation Discussion and Analysis.

Adjusted EBITDA

Net Sales

Relative TSR

78	2025 Proxy Statement

Equity Compensation
Plan Information

The following table sets forth information as of June 28, 2025 regarding the Company’s equity compensation plans.

	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)	WEIGHTED- AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(2)	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS(3)
Equity compensation plans approved by stockholders
2007 Management Option Plan	141,344	$19.38	—
2015 Omnibus Incentive Plan	583,630	$28.72	—
2024 Omnibus Incentive Plan	—	$—	6,910,924

(1)
Relates to options outstanding under our 2007 Management Option Plan, and 471,034 options, 15,211 restricted stock units, and 97,385 deferred stock units outstanding under our 2015 Omnibus Incentive Plan.
(2)
The weighted-average exercise price for the 2015 Omnibus Incentive Plan excludes the impact of outstanding restricted stock units and deferred stock units as they have no exercise price.
(3)
Relates to shares reserved for future awards under our 2024 Omnibus Incentive Plan. No further awards will be granted under the 2007 Management Option Plan or the 2015 Omnibus Incentive Plan.

79

Ownership of Securities

Ownership of Securities

Beneficial Ownership

The following table sets forth information regarding the beneficial ownership of shares of our common stock as of September 30, 2025 by (1) each person known to us to beneficially own more than 5% of our outstanding common stock, (2) each of our directors and named executive officers, and (3) all of our directors and executive officers as a group. The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Unless otherwise noted, the address for each beneficial owner listed below is c/o Performance Food Group Company, 12500 West Creek Parkway, Richmond, VA 23238.

NAME	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding
Principal Stockholder:
Capital World Investors(1)	21,426,852	13.7%
333 South Hope Street, 55th Floor Los Angeles, CA 90071
The Vanguard Group(2)	15,915,269	10.1%
100 Vanguard Blvd. Malvern, PA 19355
FMR LLC(3)	15,696,219	10.0%
245 Summer Street Boston, MA 02210
BlackRock, Inc.(4)	13,484,693	8.6%
50 Hudson Yards New York, NY 10001

80	2025 Proxy Statement

Ownership of Securities

NAME	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding
Directors and Named Executive Officers:
GEORGE L. HOLM(5)(6)	2,713,777	1.7%
H. PATRICK HATCHER(6)	79,661	*
CRAIG H. HOSKINS(6)	198,407	*
SCOTT E. MCPHERSON(6)	202,927	*
A. BRENT KING(6)	86,505	*
BARBARA J. BECK(6)	19,230	*
DANIELLE M. BROWN(6)	2,173	*
WILLIAM F. DAWSON, JR.(6)	21,570	*
SCOTT D. FERGUSON(7)	3,350,000	2.1%
MANUEL A. FERNANDEZ(6)	35,478	*
LAURA FLANAGAN(6)	19,480	*
MATTHEW C. FLANIGAN(6)	34,721	*
KIMBERLY S. GRANT(6)	12,357	*
JEFFREY M. OVERLY(6)	21,570	*
DAVID V. SINGER(6)	14,358	*
RANDALL N. SPRATT(6)	29,070	*
WARREN M. THOMPSON(6)	14,573	*
Directors and executive officers as a group (19 persons)(8)	7,001,066	4.5%

* Less than 1%

(1)
Based on a Schedule 13G/A filed with the SEC on February 9, 2024, reflects 21,426,852 shares of our common stock held by Capital World Investors (“CWI”), a division of Capital Research and Management Company (“CRMC”), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the “investment management entities”). CWI’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital World Investors.”
(2)
Based on a Schedule 13G/A filed with the SEC on February 13, 2024, reflects 15,915,269 shares of our common stock held by The Vanguard Group Inc.
(3)
Based on a Schedule 13G/A filed with the SEC on May 7, 2025, reflects 15,696,219 shares of our common stock held by FMR LLC.
(4)
Based on a Schedule 13G/A filed with the SEC on January 25, 2024, reflects 13,484,693 shares of our common stock held by BlackRock Inc.
(5)
Includes an aggregate of 531,556 shares held by trusts of which Mr. Holm’s children are the beneficiaries and for which Mr. Holm’s wife acts as trustee. Mr. Holm may be deemed to beneficially own such shares.
(6)
The number of shares beneficially owned includes shares of common stock issuable upon exercise of options that are currently exercisable or upon vesting of restricted stock units and deferred stock units within 60 days after September 30, 2025, as follows: Mr. Holm (419,880), Ms. Beck (3,682), Ms. Brown (2,173), Mr. Dawson (2,173), Mr. Fernandez (3,381), Ms. Flanagan (2,173), Mr. Flanigan (2,173), Ms. Grant (2,173), Mr. Overly (2,173), Mr. Singer (2,173), Mr. Spratt (2,173) and Mr. Thompson (2,173). The number of shares beneficially owned also includes shares of restricted stock as follows: Mr. Holm (216,292), Mr. Hatcher (49,396), Mr. Hoskins (60,681), Mr. McPherson (54,897), and Mr. King (36,880). The number of shares beneficially owned by certain directors includes vested deferred stock units as follows: Ms. Beck (15,548), Mr. Dawson (15,654), Mr. Fernandez (32,097), Ms. Grant (3,280) and Mr. Overly (19,397).
(7)
Consists of 1,527,510 shares of common stock held directly by Sachem Head LP, 1,107,490 shares of common stock held directly by Sachem Head Master LP ("SHM") and 715,000 shares of common stock held directly by SH Stony Creek Master Ltd. ("Stony Creek", and together with Sachem Head LP and SHM, the "Sachem Head Funds"). Sachem Head Capital Management LP ("Sachem Head Capital"), as the investment adviser to each of the Sachem Head Funds, may be deemed to beneficially own the 3,350,000 shares of common stock beneficially owned in the aggregate by the Sachem Head Funds. Uncas GP LLC ("Uncas GP"), as the general partner of Sachem Head Capital, may be deemed to beneficially own the 3,350,000 shares of common stock beneficially owned in the aggregate by the Sachem Head Funds. Sachem Head GP LLC ("Sachem Head GP"), as the general partner of Sachem Head LP and SHM, may be deemed to beneficially own the 2,635,000 shares of common stock beneficially owned in the aggregate by Sachem Head LP and SHM. Scott D. Ferguson, as the portfolio manager of Sachem Head Capital and as the managing member of each of Uncas GP and Sachem Head GP, may be deemed to beneficially own the 3,350,000 shares of common stock beneficially owned in the aggregate by the Sachem Head Funds. The address of the foregoing Sachem Head entities is c/o Sachem Head Capital Management LP, 250 West 55th Street, 34th Floor, New York, New York 10019.
(8)
Includes 419,880 shares of common stock issuable upon exercise of options that are currently exercisable, 85,976 vested deferred stock units granted to certain directors, 26,620 restricted stock units and deferred stock units granted to directors that will vest within 60 days after September 30, 2025 and 487,499 shares of restricted stock.

81

instructions for the virtual annual meeting

Instructions for the
Virtual Annual Meeting

The Annual Meeting will be a completely virtual meeting and there will be no physical meeting location. The Annual Meeting will be conducted via live webcast. Stockholders will have the same rights and opportunities to participate in our virtual Annual Meeting as they would at an in-person meeting.

You are entitled to participate in the virtual Annual Meeting if you were a stockholder of record as of the close of business on September 30, 2025 or if you hold a valid proxy for the Annual Meeting. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to submit questions or vote during the meeting.

To attend the virtual Annual Meeting, visit www.virtualshareholdermeeting.com/PFGC2025 and enter the 16-digit control number included on your proxy card or voting instruction form. The virtual Annual Meeting will start at 8:00 a.m., Eastern Time, on Wednesday, November 19, 2025. We encourage you to access the meeting prior to the start time to familiarize yourself with the virtual platform and ensure you can hear the streaming audio. Online access will be available starting at 7:45 a.m., Eastern Time, on November 19, 2025.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and mobile phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection from wherever they intend to participate in the virtual Annual Meeting.

While we strongly encourage you to vote your shares prior to the meeting, stockholders may also vote during the meeting. Once logged in, you will be able to vote your shares by clicking the “Vote Here!” button.

Stockholders may submit written questions once logged into the virtual platform. Questions pertinent to meeting matters will be answered during the question and answer portion of the meeting, subject to a time limit prescribed by the Rules of Conduct that will be posted to the virtual meeting platform on the day of the Annual Meeting. The Rules of Conduct will also provide additional information about the relevancy requirements of questions to meeting matters.

If you are unable to attend the meeting, you may appoint a designee to attend in your place. Please contact Investor Relations at 804-287-8108 to learn how to properly appoint a designee.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, you should call the technical support number that will be posted on the virtual stockholder meeting login page at www.virtualshareholdermeeting.com/PFGC2025.

82	2025 Proxy Statement

GENERAL INFORMATION

General Information

Questions and Answers about Voting and the Annual Meeting

WHY AM I BEING PROVIDED WITH THESE MATERIALS?

The Board of Directors has delivered these proxy materials to you in connection with its solicitation of proxies to be voted at the Annual Meeting, and at any postponements or adjournments of the Annual Meeting. You are invited to attend the Annual Meeting and vote your shares in person using the virtual Annual Meeting platform described under “Instructions for the Virtual Annual Meeting.”

WHAT AM I VOTING ON?

There are three proposals scheduled to be voted on at the Annual Meeting:

•
Proposal No. 1: Election of the 13 director nominees listed in this Proxy Statement.
•
Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2026.
•
Proposal No. 3: Approval, in a non-binding advisory vote, of the compensation paid to our named executive officers.

WHO IS ENTITLED TO VOTE?

Stockholders as of the close of business on September 30, 2025 (the “Record Date”) may vote at the Annual Meeting. As of that date, there were 156,811,025 shares of common stock outstanding. You have one vote for each share of common stock held by you as of the Record Date, including shares:

•
Held directly in your name as “stockholder of record” (also referred to as the “registered stockholder”);
•
Held for you in an account with a broker, bank or other nominee (also referred to as shares held in “street name”)—street name holders generally cannot vote their shares directly and instead must instruct the brokerage firm, bank or other nominee how to vote their shares; and
•
Held for you by us as restricted shares under our 2015 Omnibus Incentive Plan or our 2024 Omnibus Incentive Plan.

WHAT CONSTITUTES A QUORUM?

The holders of record of a majority of the voting power of the issued and outstanding shares of capital stock entitled to vote at the Annual Meeting must be present online on the virtual meeting platform or represented by proxy to constitute a quorum for the Annual Meeting. Abstentions and broker shares that include “broker non-votes” are counted as present for purposes of determining a quorum.

WHAT IS A “BROKER NON-VOTE”?

A broker non-vote occurs when shares held through a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at its discretion. Under current NYSE interpretations that govern broker non-votes, Proposal Nos. 1 (Election of Directors), and 3 (Non-Binding Vote to Approve Executive Compensation) are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Proposal No. 2 (Ratification of Independent Registered Public Accounting Firm) is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

83

GENERAL INFORMATION

HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL?

OUR BOARD RECOMMENDS THAT YOU VOTE YOUR SHARES:
PROPOSAL NO. 1 Election of Directors

Under our Bylaws, directors are elected by a majority of the votes cast, which means that the number of votes “FOR” a nominee must exceed the number of votes “AGAINST” that nominee. Any director who receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election is required to tender his or her resignation to our Board in accordance with our Board policy. The Nominating and Corporate Governance Committee will consider the offer and recommend to the Board whether to accept the offer. The full Board will consider all factors it deems relevant to our best interests, make a determination and publicly disclose its decision and rationale within 90 days after confirmation of the election results.

Abstentions and broker non-votes will not be counted as votes cast for purposes of Proposal No. 1; therefore, they will have no effect on this proposal.

“FOR” each of PFG's director nominees set forth in this Proxy Statement.
PROPOSAL NO. 2 Ratification of the Independent Registered Public Accounting Firm

The selection of the independent registered public accounting firm will be ratified by the affirmative vote of the holders of a majority of the voting power of the shares of common stock present in person or represented by proxy and entitled to vote. For purposes of Proposal No. 2, abstentions will have the effect of a vote “against” the proposal. Broker non-votes are not expected on this proposal.

Stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate governance and because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered as notice to the Board and the Audit and Finance Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit and Finance Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2026.
PROPOSAL NO. 3 Non-Binding Vote to Approve Executive Compensation

The advisory, non-binding proposal regarding the compensation of our named executive officers will be approved by the affirmative vote of the holders of a majority of the voting power of the shares of common stock present in person or represented by proxy and entitled to vote. For purposes of Proposal No. 3, abstentions will have the effect of a vote “against” the proposal; whereas, broker non-votes, if any, will not be counted as votes cast for purposes of Proposal No. 3 and, therefore, will have no effect on the outcome of this proposal.

The proposal to approve the executive compensation of our named executive officers is not binding upon the Company, the Board or the Compensation Committee. Nevertheless, the Board and the Compensation Committee value the opinion expressed by stockholders through their vote on Proposal No. 3. Accordingly, the Board and Compensation Committee will consider the outcome of the vote when making future compensation decisions for our named executive officers.

“FOR” the approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers.

84	2025 Proxy Statement

GENERAL INFORMATION

If you just sign and submit your proxy card without voting instructions, your shares will be voted in accordance with the recommendation of the Board with respect to the three proposals and in accordance with the discretion of the holders of the proxy with respect to any other matters that may be voted upon.

WHO WILL COUNT THE VOTE?

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as Independent Inspector of Elections.

HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE VIRTUAL ANNUAL MEETING?

Stockholders of Record: If you are a stockholder of record, you may vote by authorizing a proxy to vote on your behalf at the virtual Annual Meeting. Specifically, you may authorize a proxy:

•
By Internet—If you have Internet access, you may submit your proxy by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit number included on your proxy card in order to vote by Internet.
•
By Telephone—If you have access to a touch-tone telephone, you may submit your proxy by dialing 1-800-690-6903 and by following the recorded instructions. You will need the 16-digit number included on your proxy card in order to vote by telephone.
•
By Mail—You may vote by mail by signing and dating the enclosed proxy card where indicated and by mailing or otherwise returning the card in the postage-paid envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney, or officer of a corporation), indicate your name and title or capacity.

Beneficial Owners: If you hold your PFG stock in a brokerage account (that is, in “street name”), your ability to vote by telephone or over the Internet depends on your broker’s voting process. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Please refer to information from your bank, broker, or other nominee on how to submit voting instructions.

Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on November 18, 2025, for the voting of shares held by stockholders of record as of the Record Date. Proxy cards with respect to shares held of record must be received no later than November 18, 2025.

HOW DO I VOTE MY SHARES DURING THE VIRTUAL ANNUAL MEETING?

If you are a stockholder of record and prefer to vote your shares during the virtual Annual Meeting, you can by entering the 16-digit control number included on your proxy card once logged in to the virtual platform at www.virtualshareholdermeeting.com/PFGC2025.

Even if you plan to attend the virtual Annual Meeting, we encourage you to vote in advance by Internet, telephone, or mail so that your vote will be counted even if you later decide not to attend the virtual Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD ON OR ABOUT THE SAME TIME?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you vote by Internet or telephone, vote once for each proxy card you receive.

85

GENERAL INFORMATION

MAY I CHANGE MY VOTE OR REVOKE MY PROXY?

Yes. Whether you have voted by Internet, telephone, or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

•
sending a written statement to that effect to our Secretary, provided such statement is received no later than November 18, 2025;
•
voting by Internet or telephone at a later time than your previous vote and before the closing of those voting facilities at 11:59 p.m., Eastern Time, on November 18, 2025;
•
submitting a properly signed proxy card that has a later date than your previous vote and that is received no later than November 18, 2025; or
•
attending the virtual Annual Meeting online and voting (attendance at the virtual Annual Meeting without voting will not change your vote or revoke your proxy).

If you hold shares in street name, please refer to information from your bank, broker, or other nominee on how to revoke or submit new voting instructions.

Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

WHO WILL PAY FOR THE COST OF THIS PROXY SOLICITATION?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees of the Company (for no additional compensation) in person or by telephone, electronic transmission, and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Stockholder Proposals for the 2026 Annual Meeting

If any stockholder wishes to propose a matter for consideration at our 2026 Annual Meeting, the proposal should be mailed by certified mail return receipt requested, to our Secretary, Performance Food Group Company, 12500 West Creek Parkway, Richmond, Virginia 23238.

PROPOSALS FOR BUSINESS FOR INCLUSION IN NEXT YEAR’S PROXY STATEMENT (RULE 14A-8)

SEC rules permit stockholders to submit proposals for inclusion in our proxy statement if the stockholder and the proposal meet the requirements specified in Rule 14a-8 of the Exchange Act. Proposals submitted in accordance with Rule 14a-8 for inclusion in our proxy statement for the 2026 Annual Meeting must be received by our Secretary no later than June 12, 2026.

DIRECTOR NOMINEES FOR INCLUSION IN NEXT YEAR’S PROXY STATEMENT (PROXY ACCESS)

Our Bylaws permit a stockholder (or group of stockholders (up to 20)) who has owned a significant amount of Company common stock (at least 3%) for a significant amount of time (at least three years) to submit director nominees (the greater of two or up to 20% of the Board) for inclusion in our proxy statement if the stockholder(s) and the nominee(s) satisfy the requirements specified in our Bylaws. To be included in the Company’s proxy statement for the 2026 Annual Meeting, the proposing stockholder(s) must send notice and the required information to the Secretary so that it is received not earlier than May 13, 2026, nor later than June 12, 2026.

86	2025 Proxy Statement

GENERAL INFORMATION

OTHER BUSINESS PROPOSALS/NOMINEES

Our Bylaws also set forth the procedures that a stockholder must follow to nominate a candidate for election as a director or to propose other business for consideration at stockholder meetings, in each case, not submitted either under proxy access or Rule 14a-8. To be timely, a stockholder’s notice must be delivered to the Secretary and received on or after July 22, 2026, but not later than August 21, 2026.

Other Business

The Board does not know of any other matters to be brought before the Annual Meeting. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors, A. Brent King Secretary

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q, and 8-K. To access these filings, go to our website (www.pfgc.com) and click on “Financial Info” under the “Investors” heading. Information on, or that can be accessed through, our website is not, and shall not be deemed to be, part of this Proxy Statement or incorporated into any other filing we make with the SEC. Copies of our Annual Report on Form 10-K for the year ended June 28, 2025, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to:

Secretary
Performance Food Group Company
12500 West Creek Parkway
Richmond, Virginia 23238

87

Appendix A Reconciliation of Non-GAAP Items

Appendix A

Reconciliation of Non-GAAP Items

This Proxy Statement includes several financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA and Adjusted Diluted EPS. Such measures are not recognized terms under GAAP, should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP, and are not indicative of net income as determined under GAAP. Adjusted EBITDA, Adjusted Diluted EPS, and other non-GAAP financial measures have limitations that should be considered before using these measures to evaluate PFG’s liquidity or financial performance. Adjusted EBITDA and Adjusted Diluted EPS, as presented, may not be comparable to similarly titled measures of other companies because of varying methods of calculation.

Management measures operating performance based on our Adjusted EBITDA, defined as net income before interest expense, interest income, income and franchise taxes, and depreciation and amortization, further adjusted to exclude certain items we do not consider part of our core operating results. Such adjustments include certain unusual, non-cash, non-recurring, cost reduction and other adjustment items outside of the ordinary course of the Company's operations and not indicative of ongoing performance as permitted in calculating covenant compliance under PFG’s credit agreement and indentures governing its outstanding notes (other than certain pro forma adjustments permitted under our credit agreement and indentures relating to the Adjusted EBITDA contribution of acquired entities or businesses prior to the acquisition date). Under PFG’s credit agreement and indentures, PFG’s ability to engage in certain activities such as incurring certain additional indebtedness, making certain investments, and making restricted payments is tied to ratios based on Adjusted EBITDA (as defined in the credit agreement and indentures).

Management also uses Adjusted Diluted EPS, which is calculated by adjusting the most directly comparable GAAP financial measure by excluding the same items excluded in PFG’s calculation of Adjusted EBITDA, as well as amortization of intangible assets, to the extent that each such item was included in the applicable GAAP financial measure. For business combinations, the Company generally allocates a portion of the purchase price to intangible assets and such intangible assets contribute to revenue generation. The amount of the allocation is based on estimates and assumptions made by management and is subject to amortization over the useful lives of the intangible assets. The amount of the purchase price from an acquisition allocated to intangible assets and the term of its related amortization can vary significantly and are unique to each acquisition, and thus the Company does not believe it is reflective of ongoing operations. Intangible asset amortization excluded from Adjusted Diluted EPS represents the entire amount recorded within the Company’s GAAP financial statements and the revenue generated by the associated intangible assets has not been excluded from Adjusted Diluted EPS. Intangible asset amortization is excluded from Adjusted Diluted EPS because the amortization, unlike the related revenue, is not affected by operations of any particular period unless an intangible asset becomes impaired or the estimated useful life of an intangible asset is revised.

PFG believes that the presentation of Adjusted EBITDA and Adjusted Diluted EPS is useful to investors because these metrics provide insight into underlying business trends and year-over-year results and are frequently used by securities analysts, investors, and other interested parties in their evaluation of the operating performance of companies in PFG’s industry.

The following tables include a reconciliation of non-GAAP financial measures to the applicable most directly comparable GAAP financial measures.

A-1

Appendix A Reconciliation of Non-GAAP Items

PERFORMANCE FOOD GROUP COMPANY

Non-GAAP Reconciliation (Unaudited)

	Fiscal Year Ended
($ in millions, except per share data)	June 28, 2025	June 29, 2024	$ Change	% Change
Net income (GAAP)	$340.2	$435.9	$(95.7)	(22.0)%
Interest expense, net	358.4	232.2	126.2	54.3
Income tax expense	118.6	160.9	(42.3)	(26.3)
Depreciation	455.3	355.2	100.1	28.2
Amortization of intangible assets	262.6	201.5	61.1	30.3
Change in LIFO reserve(A)	88.1	62.3	25.8	41.4
Stock-based compensation expense	47.8	41.9	5.9	14.1
Loss (gain) on fuel derivatives	0.2	(1.8)	2.0	111.1
Acquisition, integration & reorganization expenses(B)	87.8	23.7	64.1	270.5
Other Adjustments(C)	7.9	(5.7)	13.6	238.6
Adjusted EBITDA (Non-GAAP)	$1,766.9	$1,506.1	$260.8	17.3%

Diluted Earnings Per Share (GAAP)	$2.18	$2.79	$(0.61)	(21.9)%
Impact of amortization of intangible assets	1.68	1.29	0.39	30.2
Impact of change in LIFO reserve	0.56	0.40	0.16	40.0
Impact of stock-based compensation expense	0.31	0.27	0.04	14.8
Impact of loss (gain) on fuel derivatives	—	(0.01)	0.01	100.0
Impact of acquisition, integration & reorganization charges	0.56	0.15	0.41	273.3
Impact of other adjustments	0.05	(0.03)	0.08	266.7
Tax impact of above adjustments	(0.86)	(0.56)	(0.30)	(53.6)
Adjusted Diluted Earnings Per Share (Non-GAAP)	$4.48	$4.30	$0.18	4.2%

(A)
Includes increases in the LIFO inventory reserve of $6.6 million for Foodservice and $81.5 million for Convenience for fiscal 2025 compared to $3.8 million for Foodservice and $58.5 million for Convenience for fiscal 2024.
(B)
Includes professional fees and other costs related to in progress, completed, and abandoned acquisitions, costs of integrating certain of our facilities, and facility closing costs.
(C)
Includes a $3.8 million gain on the sale of a Foodservice warehouse facility for fiscal year 2025 and an $8.1 million gain on the sale of a Foodservice warehouse facility for fiscal year 2024, as well as amounts related to favorable and unfavorable leases, litigation-related accruals, severance, franchise tax expense, insurance proceeds due to hurricane and other weather related events, foreign currency transaction gains and losses, gains and losses on disposals of other fixed assets, and other adjustments permitted by our ABL Facility.

A-2	2025 Proxy Statement

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Core-Mark
Core-Mark
Operated by
CME Transco LLC
USDOT 1080997
559811

VISTAR
WHOLESALE CANDY, SNACK
AND BEVERAGE SPECIALISTS
www.vistar.com
PFG

12500 WEST CREEK PARKWAY

RICHMOND, VA 23238

PFGC.COM

PFG Performance Food Group

PERFORMANCE® FOODSERVICE

VISTAR

Core-Mark®

PERFORMANCE FOOD GROUP COMPANY 12500 WEST CREEK PARKWAY RICHMOND, VA 23238 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 18, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PFGC2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 18, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your signed and dated proxy card must be received by 11:59 p.m. Eastern Time on November 18, 2025 to be counted. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V80310-P39379 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PERFORMANCE FOOD GROUP COMPANY The Board of Directors recommends you vote FOR each director nominee.1. To elect the thirteen director nominees. For Against Abstain Nominees: 1a. Barbara J. Beck 1b. Danielle M. Brown 1c. William F. Dawson, Jr. 1d. Scott D. Ferguson 1e. Manuel A. Fernandez 1f. Laura Flanagan 1g. Matthew C. Flanigan 1h. Kimberly S. Grant 1i. George L. Holm 1j. Jeffrey M. Overly 1k. David V. Singer For Against Abstain 1l. Randall N. Spratt 1m. Warren M. Thompson The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2026. 3. To approve, in a non-binding advisory vote, the compensation paid to our named executive officers. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders: The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report are available at www.proxyvote.com. V80311-P39379 PERFORMANCE FOOD GROUP COMPANY Annual Meeting of Stockholders November 19, 2025 8:00 AM Eastern Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) George L. Holm and A. Brent King, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PERFORMANCE FOOD GROUP COMPANY that the stockholder(s) is/are entitled to vote if personally present at the Annual Meeting of Stockholders to be held virtually on November 19, 2025 at 8:00 AM Eastern Time at www.virtualshareholdermeeting.com/PFGC2025 and further authorize(s) such proxies to vote such shares in their discretion upon such other business as may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof. The stockholder(s) hereby acknowledge(s) receipt of the proxy materials for the Annual Meeting of Stockholders. The stockholder(s) hereby revoke(s) all proxies heretofore given by the stockholder(s) to vote at the Annual Meeting of Stockholders and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein on the reverse side. If no direction is made but the proxy card is signed, this proxy will be voted FOR the election of each of the director nominees listed on the reverse side and FOR Proposals 2 and 3. It will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting of Stockholders. Continued and to be signed on reverse side